As filed with the Securities and Exchange Commission on June 13, 2007
===============================================================================
                                                    1933 Act File No. 333-______
                                                    1940 Act File No. 811-22039

                 U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM N-2

(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] Pre-Effective Amendment No. _
[ ] Post-Effective Amendment No. _

                                   and

[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] Amendment No. 4

 First Trust/Gallatin Specialty Finance and Financial Opportunities Fund
      Exact Name of Registrant as Specified in Declaration of Trust

         1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                              (630) 241-4141
            Registrant's Telephone Number, including Area Code

                          W. Scott Jardine, Esq.
                       First Trust Portfolios L.P.
                     1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                       Copies of Communications to:

       Eric F. Fess, Esq.                           Thomas A. Hale
     Chapman and Cutler LLP          Skadden, Arps, Slate, Meagher & Flom LLP
     111 West Monroe Street                     333 West Wacker Drive
    Chicago, Illinois 60603                    Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement


If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                    Proposed Maximum       Proposed Maximum
  Title of Securities         Amount Being           Offering Price       Aggregate Offering    Amount of Registration
    Being Registered           Registered               Per Unit               Price(1)                 Fee(2)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
   Auction Preferred            40 Shares               $25,000               $1,000,000                $30.70
Shares, $0.01 par value
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Transmitted via federal wire transfer.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================

                   SUBJECT TO COMPLETION, DATED JUNE 13, 2007
PROSPECTUS

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            AUCTION PREFERRED SHARES
                            ______ SHARES, SERIES ___
                            ______ SHARES, SERIES ___
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

         First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"), a recently organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective.

         The Fund is offering ______ shares, Series ___ and ______ shares, Series ___ auction preferred shares. These shares are collectively referred to in this Prospectus as "Preferred Shares." The Preferred Shares will be preferred shares of beneficial interest of the Fund that entitle their holders to receive cash distributions at an annual rate that may vary for the successive rate periods for each series. In general, except as described below, the rate period following the initial rate period will be seven days in the case of Series ___ Preferred Shares and 28 days in the case of Series ___ Preferred Shares. The applicable distribution for a particular rate period will be determined by an auction conducted on the business day next preceding the start of that rate period. Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid distributions. Preferred Shares also have priority over the Fund's common shares (the "Common Shares") as to distribution of assets as described in this Prospectus.
See "Description of Preferred Shares."

         After the initial rate period described in this Prospectus, investors and potential investors may buy or sell Preferred Shares through an order placed at auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus.
                                                   (continued on following page)

         INVESTING IN PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE __.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                               PER SHARE             TOTAL
  Public Offering Price.................    $  25,000.00       $
  Sales Load............................    $                  $
  Proceeds to the Fund(1)...............    $                  $
______________________
(1) Does not include offering expenses payable by the Fund estimated to be $________, or $______ per Share.

         The underwriters expect to deliver the Preferred Shares in book-entry form through the facilities of The Depository Trust Company, on or about _____________, 2007.

                                  A.G. EDWARDS

                        Prospectus dated __________, 2007


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

(continued from previous page)

         Investment Strategy. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that the Fund's sub-adviser believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund will concentrate its investments in securities of companies within industries in the financial sector. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries.

         Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") is the Fund's investment adviser. Gallatin Asset Management, Inc. ("Gallatin" or the "Sub-Adviser") is the Fund's Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $32.57 billion in assets which it managed or supervised as of May 31, 2007. Gallatin had approximately $10.3 billion of assets under management as of May 31, 2007.

         You should review carefully the detailed information regarding the auction procedures which appears in this Prospectus and the Fund's Statement of Additional Information dated _____________, 2007 (the "SAI") and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and (iii) ownership of Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company ("DTC") (or any successor securities depository). The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on the second business day prior to any date distributions are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid distributions to the date of redemption. See "Description of Preferred Shares--Redemption."

         You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in Preferred Shares, and retain it for future reference. The SAI, dated __________, 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page __ of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891; by writing to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532; or from the Fund's website (http://www.ftportfolios.com). You may also call the toll-free number above to request other information about the Fund or to make shareholder inquiries. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (http://www.sec.gov).

                               PROSPECTUS SUMMARY

          This summary highlights information contained elsewhere in this Prospectus and in the SAI. This Summary does not contain all of the information that you should consider before investing in the Fund's Preferred Shares. You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled "Risks" beginning on page 28.

The Fund First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company that commenced operations in May 31, 2007. The Fund's common shares of beneficial interest, par value $.01 per share ("Common Shares") are traded on the NYSE under the symbol "FGB." As of ________, 2007, the Fund had ___ Common Shares outstanding and net assets attributable to Common Shares of approximately $______.

Investment Objectives
and Policies                 The Fund's primary investment objective is to seek
                             a high level of current income. The Fund seeks attractive total return as a secondary objective.
                             There can be no assurance that the Fund's investment objectives will be achieved.

                             Under normal market by investing at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that the Sub-Adviser believes offer attractive opportunities for income and capital appreciation. The Fund is not limited with respect to its investments in securities issued by specific categories of specialty finance and other financial companies. However, based on current market conditions and assumptions, the Sub-Adviser currently anticipates that investments in business development companies ("BDCs") and real estate investment trusts ("REITs") will each initially represent approximately 25% to 50% of the Fund's Managed Assets. These percentages are expected to vary over time as market conditions change. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid distributions on Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the
                             Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

The Offering                 The Fund is offering a total of ______ shares,
                             Series ___ Auction Preferred Shares, par value $.01 per share (the "Series __ Preferred Shares") and
                             ___ shares, Series ___ Auction Preferred Shares
                             (the "Series __ Preferred Shares"), par value $.01 per share, each at an offering price of $25,000 per share. The preferred shares offered hereby are called "Preferred Shares" in the rest of this Prospectus. The Preferred Shares are being offered through a group of underwriters (the
                             "Underwriters") led by A.G. Edwards & Sons, Inc.
                             See "Underwriting."

Ratings of Preferred
Shares It is a condition of the Underwriters' obligation to purchase the Preferred Shares the Preferred Shares receive a rating of "Aaa" from Moody's Investor Service, Inc. ("Moody's") and "AAA" from Fitch Rating Services, Inc. ("Fitch").

Secondary Market             The Preferred Shares will not be listed on an
                             exchange. Instead, you may place orders to buy or sell each series of Preferred Shares at an auction that normally is held on the last business day of the preceding rate period by submitting orders to a Broker-Dealer, as defined in the Statement of Terms
                             Establishing and Fixing the Rights and Preferences of the Series __ Auction Preferred Shares and the
                             Series __ Auction Preferred Shares (the "Statement
                             Terms"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will exist or, if one does exist, that it will provide Preferred
                             Shareholders with liquidity. You may transfer
                             Preferred Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

Distributions and Rate
Periods Distributions on each series of the Preferred Shares will be cumulative from the date the shares are first issued and payable at the annualized cash distribution rate for the initial rate period on the initial distribution payment date as follows:

                                                                      Number
                                              Initial    Subsequent  of Days
Preferred     Initial          Date of      Distribution  Dividend     in
  Shares    Distribution   Accumulation at    Payment     Payment    Initial
  Series        Rate         Initial Rate       Date        Day    Rate Period


   ___          %           _______, 2007    _____, 2007    _____      _____


   ___          %           _______, 2007    _____, 2007    _____      _____

                             After the initial rate period, the period for each series of Preferred Shares will generally consist of seven days in the case of Series ___ Preferred Shares and 28 days in the case of Series ___ Preferred Shares.

                             In most instances, distributions are payable on the first business day following the end of the rate period. The rate set at an auction will not exceed a maximum rate (which is determined in accordance with procedures described in the Statement of Terms).

                             The Fund may designate a special rate period of more than seven days or 28 days, respectively, for a series of the Preferred Shares if the Fund provides notice to the Auction Agent, have sufficient clearing bids at the auction and deposit funds with the Auction Agent for any redemption. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full. The distribution payment dates for special rate periods will be set out in the notice designating a special rate period. The Fund may designate a special rate period if market conditions indicate that a longer rate period would provide the Fund greater stability or attractive distribution rates.

                             The first auction date for the Series ___ Preferred Shares is _________, 2007 and for the Series ___ Preferred Shares is __________, 2007, and each subsequent auction will normally be held for those respective shares every seven days for the Series
                             ___ Preferred Shares and every 28 days for the Series ___ Preferred Shares. The first auction date for each series of Preferred Shares will be the business day before the distribution payment date for the initial rate period for such series of Preferred Shares. The start date for subsequent rate periods for each series of the Preferred Shares normally will be the business day following the auction date unless the then-current rate period is a special rate period.

                             See "Description of Preferred Shares--Distribution and Rate Periods" and "The Auction."

Determination of Maximum
Applicable Rate              Except during a default period, the applicable
                             rate for any rate period will not be more than the Maximum Rate. The Maximum Rate for the Preferred
                             Shares will depend on the credit rating assigned to the Preferred Shares and on the duration of the rate period. The Maximum Rate is equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. The Reference
                             Rate is the greater of (1) the applicable AA
                             Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury
                             Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR. For Standard Rate
                             Periods or shorter periods only, the Applicable
                             Rate resulting from an auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No
                             Minimum Rate is specified for auctions with respect to Rate Periods of more than the Standard Rate
                             Period.

Asset Maintenance            Under the Statement of Terms, which establish the
                             rights and preferences of the Preferred Shares, the Fund must maintain:

                                o asset coverage for the Preferred Shares as required by Moody's and Fitch or by any other rating agency engaged to rate the Preferred Shares, and

                                o asset coverage (as defined in the 1940 Act) of at least 200% with respect to senior securities that are stock, including the Preferred Shares.

                             In the event that the Fund does not maintain these coverage tests or cure any deficiencies in the time allowed, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares -- Redemption -- Mandatory Redemption."

                             Based on the composition of the Fund's portfolio as of ________, 2007, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would have been approximately _____% immediately upon issuance of the Preferred Shares offered in this Prospectus, representing approximately _____% of the Fund's average daily total assets since _________, 2007, minus liabilities other than any aggregate indebtedness that is entered into for purposes of leverage.

Voting Rights                The 1940 Act requires that the holders of the
                             Preferred Shares and any other preferred shares of the Fund, voting as a separate class, have the right to elect at least two trustees of the Fund and to elect a majority of the trustees at any time when two years' distributions on the Preferred
                             Shares or any other preferred shares are unpaid.

                             As required under the Fund's Declaration of Trust, By-Laws and the 1940 Act, certain other matters must be approved by a vote of all shareholders of all classes voting together and by a vote of the holders of the outstanding preferred shares (including the holders of the Preferred Shares ("Preferred Shareholders")) of the Fund voting as a single class and tallied separately. Each Common Share, each Preferred Share, and each share of any other series of preferred shares of the Fund is entitled to one vote per share. See "Description of Preferred Shares--Voting Rights" and "Certain Provisions in the Declaration of Trust and By-Laws."

Redemption                   Although the Fund will not ordinarily redeem
                             Preferred Shares, the Fund may be required to redeem Preferred Shares if, for example, the Fund do not meet an asset coverage ratio required by law or required by the Statement of Terms or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of Preferred Shares--Redemption--Mandatory
                             Redemption." The Fund also may redeem Preferred
                             Shares voluntarily in certain circumstances. See
                             "Description of Preferred
                             Shares--Redemption--Optional Redemption."

Liquidation                  The liquidation preference of the Preferred Shares
                             is $25,000 per share, plus an amount equal to accumulated but unpaid distributions (whether or not declared by the Fund). See "Description of Preferred Shares-- Liquidation."

Investment Adviser and
Sub-Adviser                  First Trust Advisors is the Fund's Adviser and is
                             responsible for selecting and supervising the Sub-Adviser, the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, also is responsible for determining the Fund's overall investment strategy and overseeing its implementation. Gallatin is the Fund's Sub-Adviser.

                             First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $32.57 billion in assets which it managed or supervised as of May 31, 2007. See the SAI under "Adviser."

                             Gallatin, a registered investment adviser, is located at One North Jefferson Street, St. Louis, Missouri 63103. Gallatin, organized in 2005, is a wholly-owned subsidiary of A.G. Edwards, Inc. with approximately $10.3 billion in assets under management as of May 31, 2007. See "Management of the Fund--Sub-Adviser" in this Prospectus and "Sub-Adviser" in the SAI.

                             On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle to acquire A.G. Edwards, Inc. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. If completed, such acquisition by Wachovia Corp. of A.G. Edwards, Inc. may require the Fund's Board of Trustees and the Fund's shareholders to approve a new Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser. See "Risks -- Sub-Adviser Risk."

The Fund's Portfolio         Under normal market conditions, the Fund will seek
                             to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Sub-Adviser believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of companies within industries in the financial sector. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries.

                             Specialty Finance Companies. Specialty finance companies provide capital or financing to businesses and consumers within specified market segments. These companies are distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities. While they generally compete against financial companies with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs. Based on current market conditions and assumptions, the Sub-Adviser currently anticipates that investments in BDCs and REITs will each initially represent approximately 25% to 50% of the Fund's Managed Assets. However, these percentages are expected to vary over time as market conditions change.

                             Business Development Companies. BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), whose shares are typically listed for trading on a U.S. securities exchange. BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue

                             Code of 1986, as amended (the "Internal Revenue Code"). BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to invest primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

                             REITs and Other Mortgage-Related Securities. REITs are financial vehicles that pool investors' capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as "Mortgage REITs," "Equity REITs" and "Hybrid REITs." Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund intends to focus its Mortgage REIT investments in companies that invest primarily in prime-rated and commercial mortgage securities. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. The Fund is not limited with respect to the specific types of REITs in which it invests and intends to invest primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

                             Financial Companies. The principal industry groups of financial companies include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing, and companies that provide related services to such companies. Banks and savings institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services. Brokerage firms provide services to customers in connection with the purchase and sale of securities. Investment management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions. Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

Principal Risks              Auction Risk.  If an auction fails you may not be
                             able to sell some or all of your Preferred Shares.
                             Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction.

                             Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for your purchase price plus accumulated and unpaid distributions, especially when market interest rates are rising. If the Fund designates a special rate period, changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. The Preferred Shares are not registered on any stock exchange. You may transfer your shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer. Broker-Dealers are not required to maintain a secondary market for Preferred Shares.

                             Ratings and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" and "AAA," respectively, to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade or withdraw its rating of the Preferred Shares, which could affect their liquidity and their value in a secondary market. The Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares.

                             A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, see "Risks--General Risks of Investing in the Fund."

                             Payment Restrictions. The Fund's ability to declare and pay distributions on the Preferred Shares and the Common Shares is restricted by the Statement of Terms. The restrictions on distributions might prevent the Fund from maintaining its qualification as a regulated investment company for federal income tax purposes. Although the Fund intends to redeem Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that the Fund will have sufficient funds to redeem or that redemptions will allow the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Tax Matters."

                             Leverage Risk. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. For example, if short term interest rates rise, distribution rates on the Preferred Shares set at auction may rise so that the amount of distributions to be paid to Preferred Shareholders exceeds the income from the Fund's investment portfolio.

                             The Preferred Shares will be junior to any borrowings of the Fund. Any borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the Preferred Shares unless at the time thereof the Fund meets certain asset coverage requirements and the payment of principal and interest on such borrowings are not in default.

                             Securities and Exchange Commission Settlements. On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including [_______] (collectively, the "Settlement Broker-Dealers"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities or the Preferred Shares.

                             In addition, on January 9, 2007, the Securities and Exchange Commission announced that it had settled its investigation of three banks, including [___________] (collectively, the "Settling Auction Agents"), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to broker dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the Preferred Shares.

                             In addition to the risks described above, certain risks of investing affect your investment and may limit the Fund's ability to pay Preferred Share distributions, reduce the value of the Fund's investment portfolio, impair the Fund's ability to meet the asset coverage requirements on the Preferred Shares or make your investment in Preferred Shares more volatile. These risks include:

                             Limited Operating History. The Fund is a recently organized company that commenced operations in May 2007.

                             Investment Risk. An investment in Preferred Shares is subject to investment risk, including the possible loss of the entire amount invested.

                             Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                             Sub-Adviser Risk. The Sub-Adviser, Gallatin, is an entity organized in 2005 with limited management and operating history, although the majority of its investment personnel previously comprised the Asset Management Department of A.G. Edwards & Sons, Inc. and the investment team has largely worked together since 1994. In addition, the Sub-Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the

                             Sub-Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected.

                             On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle with A.G. Edwards, Inc. under which Wachovia Corp. will acquire A.G. Edwards, Inc. (the "Acquisition"). Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. Subject to certain regulatory approvals and the approval by the shareholders of A.G. Edwards, Inc., the Acquisition is expected to be completed in the fourth quarter of 2007. Depending on the structure and terms of the Acquisition, the Acquisition, if completed, may result in a change of control of Gallatin which would constitute an assignment, as that term is defined in the Investment Company Act of 1940, as amended, of the Sub-Advisory Agreement by and among the Fund, the Advisor and the Sub-Advisor. In the event of the automatic termination of the Sub-Advisory Agreement, it is expected that new Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., pursuant to which Gallatin would continue to serve as the Fund's Sub-Adviser following completion of the Acquisition, would be presented to the Fund's Board of Trustees and the Fund's shareholders for their approval.

                             Value Investing Risk. The Fund focuses its investments on securities that the Sub-Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

                             Specialty Finance and Other Financial Companies Risks. The Fund will invest substantially all of its assets in specialty finance and other financial companies and generally the Fund's portfolio holdings will be concentrated in securities of companies within industries in the financial sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage. The Fund is not limited with respect to its investments in securities issued by specific categories of specialty finance and other financial companies. However, based on current market conditions and assumptions, the Sub-Adviser currently anticipates that investments in BDCs and REITs will each initially represent approximately 25% to 50% of the Fund's Managed Assets. These percentages are expected to vary over time as market conditions change.

                             Common Stock Risk. The Fund may invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, the common stock of an issuer held in the Fund's portfolio may decline in price if the issuer of such common stock fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

                             Preferred Stock and Trust Preferred Securities Risk. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by an affiliated business trust of a corporation whose only assets are generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments on the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general economic condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain of the other risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period;
                             (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

                             Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                             Fixed-Income Securities Risk. In addition to the risks discussed above, debt securities, including high-yield securities, are subject to certain risks, including weaker than expected performance of the issuer, interest rate fluctuations and prepayments of principal by an issuer.

                             Lower Grade and Distressed Securities Risk. The Fund may invest in below-investment grade debt securities. Below-investment grade debt securities are rated below "Baa3" by Moody's Investors Service, Inc. ("Moody's"), below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Investment in below-investment grade debt securities, commonly referred to as "junk bonds," may involve a substantial risk of loss as they are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due. The market values for below-investment grade debt securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may invest up to 10% of its Managed Assets in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment in distressed securities.

                             Business Development Company Risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

                             Certain BDCs in which the Fund may invest may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises.

                             The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Sub-Adviser may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.

                             The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

                             REIT, Mortgage-Related and Asset-Backed Securities Risks. Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially Mortgage REITs) and the risk of default by lessees or borrowers. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

                             In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

                             The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

                             Infrastructure Trust Risk. Infrastructure issuers, including utilities and companies involved in infrastructure projects, are subject to a variety of factors that may adversely affect their business operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

                             Income Trust and Master Limited Partnership Risks. Investments in income trusts and MLP interests are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk, depletion risk and exploration risk. There are certain tax risks associated with the income trusts in which the Fund may invest, including the possibility that Canadian and U.S. taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain income trusts and the risk that U.S. taxing authorities could challenge the Fund's treatment for federal income tax purposes of the income trusts or MLPs in which the Fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the income trusts or MLPs and/or the value of the Fund's investments. There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules would not adversely affect the Fund's investments in income trusts or MLP interests.

                             Tax Risks. The extent to which the Fund may invest in securities issued by infrastructure trusts and certain income trust and MLP interests may be limited by the Fund's intention to qualify as a regulated investment company ("RIC") for federal income tax purposes. Failure in any year for the Fund to qualify as a RIC under applicable federal tax laws would result in the Fund being subject to tax as an ordinary corporation, which would have a material and adverse effect on the earnings and distributions of the Fund. See "Federal Tax Matters."

                             Foreign Securities Risk. The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Risks of foreign securities include, among others, higher brokerage costs, different accounting standards, expropriation, nationalization or other adverse political or economic developments, currency devaluations, blockages or transfer restrictions, inadequate financial information, lack of liquidity of certain foreign markets and less government supervision and regulation of exchanges, brokers and issuers in foreign countries. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in securities of issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may invest in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative.

                             Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

                             Liquidity Risk. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund may invest may be, in the view of the Sub-Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such illiquid securities. Illiquid securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with an investment in illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                             Non-Diversification Risk. The Fund is, and certain of the BDCs in which the Fund may invest may be, classified as "non-diversified" under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a "diversified" fund, which may increase volatility. If the Fund's investment in a BDC, or a BDC's investment in an issuer, represents a relatively significant percentage of the Fund's or the BDC's portfolio, as applicable, the value of the respective portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified.

                             Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund's assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Preferred Shares would likely increase. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's investment portfolio.

                             Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade debt securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade debt securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies or the value of the assets of the Fund.

                             Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Gallatin. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc., which is also the holding company of A.G. Edwards & Sons, Inc., the Fund's lead Underwriter. Wachovia Corp. has agreed in principle to acquire A.G. Edwards, Inc. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                             Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks--Anti-Takeover Provisions."

Administrator, Custodian
and Fund Accountant          The Fund has retained PFPC Trust Company as
                             custodian, and PFPC Inc. as administrator and fund accountant for the Fund. The Adviser and the Board of Trustees will be responsible for monitoring the activities of the custodian, administrator, fund accountant and transfer agent for the Common
                             Shares. See "Administrator, Custodian, Fund
                             Accountant and Transfer Agent."

Auction Agent and
Transfer Agent               ____________ (the "Auction Agent") will serve as
                             the Fund's auction agent and transfer agent, registrar and distribution paying agent for the Preferred Shares.

                              FINANCIAL HIGHLIGHTS

         The following table includes selected data for a Common Share outstanding throughout the indicated period and other performance information derived from the Fund's financial information included in the SAI dated _________, 2007.

         Information contained in the table below under the headings "Income From Investment Operations" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of investment operations through _______, 2007. Because the Fund is recently organized, the table covers only a short period of operations during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in accordance with the Fund's investment objectives and policies. Accordingly, the information presented below may not necessarily be indicative of the Fund's future operating performance.

                                                                                              For the Period
                                                                                              May 31, 2007*
                                                                                              through
                                                                                              _______, 2007
                                                                                              (Unaudited)
Net asset value, beginning of period....................................................   $
                                                                                              --------------------

INCOME FROM INVESTMENT OPERATIONS:
         Net investment income..........................................................   $
         Net realized/unrealized gain from investments..................................   $
                                                                                              --------------------
                  Total from investment operations......................................   $
                                                                                              --------------------
         Offering costs.................................................................   $
                                                                                              --------------------
                                                                                              --------------------
Net asset value, end of period..........................................................   $
                                                                                              ====================
Per share market value, end of period...................................................   $
                                                                                              ====================

Total return based on net asset value (1)...............................................      %
                                                                                              --------------------
Total return based on market value (2)..................................................      %
                                                                                              --------------------

RATIOS/SUPPLEMENTAL DATA:

Net assets applicable to common shares, end of period (In thousands)....................   $
                                                                                              --------------------
Ratio of expenses to average net assets applicable to common shares.....................      %                  (3)
                                                                                              --------------------
Ratio of net investment income to average net assets applicable to common                     %                  (3)
        shares..........................................................................
                                                                                              --------------------
Ratio of expenses to average net assets applicable to common shares.....................      %                  (3)
                                                                                              --------------------
Ratio of net investment income to average net assets applicable to common                                        (3)
        shares..........................................................................      %
                                                                                              --------------------
Portfolio turnover rate.................................................................      %
                                                                                              --------------------
_______________________________

*    The Fund commenced operations on May 31, 2007.
(1) Total return based on net asset value is the combination of reinvested dividend distributions, reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect the sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions, reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.

(3)  Annualized.

          See financial information and accompanying notes in the SAI.

                                    THE FUND

         The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 20, 2007. The Fund issued an aggregate of 12,300,000 Common Shares, par value $0.01 per share, pursuant to the initial public offering thereof and commenced operations on May 31, 2007. On June 11, 2007, the Fund issued an aggregate 1,000,000 Common Shares pursuant to the exercise of an overallotment option. The Common Shares are traded on the NYSE under the symbol "FGB". The Fund's principal business location is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and the Fund's telephone number is (630) 241-4141.

         The following provides information about the Fund's outstanding shares as of May 31, 2007:

                                           AMOUNT HELD BY THE FUND
                                 AMOUNT        FOR ITS ACCOUNT        AMOUNT
TITLE OF CLASS                 AUTHORIZED                           OUTSTANDING
Common Shares................       *                 0             13,305,236
Preferred Shares
          Series [ ] ........       *                 0                  0
          Series [ ].........       *                 0                  0
________________________
* An unlimited number of capital shares of beneficial interest of the Fund are authorized under the Declaration of Trust. The Fund's Board of Trustees may classify or reclassify any unissued shares of beneficial interest from time to time without shareholder approval into one or more classes of preferred or other shares of beneficial interest by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, or terms of redemption of such shares of beneficial interest. The Board of Trustees has classified _____ shares of beneficial interest as Series __ Preferred Shares and has classified ____ shares of beneficial interest as Series
__ Preferred Shares, and has authorized the issuance of each series of Preferred Shares.


                                 USE OF PROCEEDS

         The net proceeds of this offering of Preferred Shares will be approximately $_________ million after payment of the sales load and the estimated offering expenses. The Fund expects to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this Prospectus. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds within 90 days after the closing of this offering. Pending investment in accordance with the Fund's investment objectives and policies, the Fund anticipates that the net proceeds will be invested in cash or cash equivalents.

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Fund as of _________, 2007, and as adjusted, to give effect to the issuance of the Preferred Shares offered hereby.

                                                                          ACTUAL         AS ADJUSTED
                                                                        (UNAUDITED)      (UNAUDITED)
Preferred  Shares,  $25,000 stated value per share, at liquidation           $               $
     value;  unlimited  shares  authorized  (no shares  issued and
     [___] shares issued, as adjusted respectively)(1)(2).........
Common Shareholders' Equity:
Common  Shares,  $0.01  par  value  per  share;  unlimited  shares           $               $
     authorized (13,305,236 shares outstanding)(2)................
Paid-in capital in excess of par value(3).........................
Undistributed net investment income...............................
Accumulated net realized gain from investment transactions........
Net unrealized appreciation of investments........................
Net assets applicable to Common Shares
________________________

(1) Assumes [___] Series ____ Preferred Shares and [___] Series ___ Preferred Shares to be sold hereby.

(2) None of these outstanding shares are held by or for the account of the Fund.

(3) As adjusted paid-in capital in excess of par value reflects a reduction for the __% sales load and estimated offering expenses of the Preferred Shares issuance ($________).

                                      RISKS

         Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments" in the SAI.

RISKS OF INVESTING IN PREFERRED SHARES

         Auction Risk. There is no assurance that any particular auction will be successful and your ability to sell your Preferred Shares may be largely dependent on the success of an auction. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if you place a hold order at an auction (an order to retain Preferred Shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your Preferred Shares than the current market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the Preferred Shareholders, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

         Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for your purchase price or their $25,000 per share liquidation preference plus accrued and unpaid distributions. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are often affected more than securities whose maturities or interest rate reset periods are short. Accordingly, if the Fund designates a special rate period (a rate period of more than seven days in the case of Series __ Preferred Shares or more than 28 days in the case of Series __ Preferred Shares), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. Only Broker-Dealers or persons who have relationships with Broker-Dealers may submit bids at Auctions and this restriction may limit the potential buyers for Preferred Shares, even though the Fund does not anticipate imposing significant restrictions on transfers to other persons. Broker-Dealers that participate in a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails. The Preferred Shares will not be listed on any stock exchange. Accordingly, there is no assurance that you will have liquidity of your investment.

         Rating and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" and "AAA," respectively, to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. In order to obtain ratings of "Aaa" and "AAA" from Moody's and Fitch, respectively, the Fund must satisfy certain asset coverage and diversification requirements. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a more detailed description of these requirements. A rating agency could downgrade its rating or withdraw its rating of the Preferred Shares, which may make the Preferred Shares less liquid at an auction or in a secondary market, although such downgrade or withdrawal may result in higher distribution rates. If a rating agency downgrades or withdraws its rating of Preferred Shares, the Fund may alter is portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns. Moreover, the asset coverage and diversification requirements may have an impact on the Fund's investment decisions. For example, the Fund may prefer investments which provide superior coverage and diversification to investments which may provide superior income or growth prospects.

         A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, see "--General Risks of Investing in the Fund."

         Payment Restrictions. The Fund's ability to declare and pay distributions on the Preferred Shares and the Common Shares is restricted by the Statement of Terms unless, generally, the Fund continues to satisfy asset coverage requirements and in the case of Common Shares, unless all accumulated distributions on Preferred Shares have been paid. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" and "Description of Common Shares." The restrictions on distributions might prevent the Fund from maintaining its qualification as a regulated investment company for federal income tax purposes. See "Federal Tax Matters." Although the Fund intends to redeem Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that the Fund will have sufficient funds to redeem or that redemptions will allow the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Leverage Risk. The Fund has the ability to borrow an amount up to 33 1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund also has the ability to issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage). However, the Fund currently anticipates that under normal market conditions it will issue leverage in an aggregate amount of approximately 35% of the Fund's Managed Assets. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements.

         With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") likely will include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (1) issue preferred shares; (2) incur liens or pledge portfolio securities or investments;
(3) change its investment objective or fundamental investment restrictions without the approval of lenders; (4) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (5) make any changes in its capital structure; (6) amend the Fund documents in a manner which could affect adversely the rights, interests or obligations of any of the lenders; (7) engage in any business other than the business currently engaged in; (8) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (9) permit any of its Employment Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

         The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of preferred shares, including the Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for leverage securities issued by the Fund. The Fund is subject to such rating agency guidelines with respect to the Preferred Shares. These guidelines may impose asset coverage and/or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Preferred Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

         Securities and Exchange Commission Settlements. On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including each Settlement Broker-Dealer, that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities generally or the Preferred Shares.

         In addition, on January 9, 2007, the Securities and Exchange Commission announced that it had settled its investigation of three banks, including [__________________], that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities generally or the Preferred Shares.

GENERAL RISKS OF INVESTING IN THE FUND

         Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company that commenced operations on May 31, 2007.

         Investment Risk. An investment in Preferred Shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Preferred Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may increase or decrease, sometimes quite rapidly and unpredictably.

         Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

         Sub-Adviser Risk. The Sub-Adviser, Gallatin, is an entity organized in 2005 with limited management and operating history, although the majority of its investment personnel previously comprised the Asset Management Department of

A.G. Edwards & Sons, Inc. and the investment team has largely worked together since 1994. In addition, the Sub-Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Sub-Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected.

         On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle with A.G. Edwards, Inc. under which Wachovia Corp. will acquire A.G. Edwards, Inc. (the "Acquisition"). Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. Subject to certain regulatory approvals and the approval by the shareholders of A.G. Edwards, Inc., the Acquisition is expected to be completed in the fourth quarter of 2007. Depending on the structure and terms of the Acquisition, the Acquisition, if completed, may result in a change of control of Gallatin which would constitute an assignment, as that term is defined in the Investment Company Act of 1940, as amended, of the Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., the Fund's Adviser, thus having the effect of automatically terminating the Sub-Advisory Agreement by and among the Fund, the Advisor and the Sub-Advisor. In the event of the automatic termination of the Sub-Advisory Agreement, it is expected that a new Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., pursuant to which Gallatin would continue to serve as the Fund's Sub-Adviser following completion of the Acquisition, would be presented to the Fund's Board of Trustees and the Fund's shareholders for their approval.

         Value Investing Risk. The Fund focuses its investments on securities that the Sub-Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

         Specialty Finance and Other Financial Companies Risk. The Fund will invest substantially all of its assets in specialty finance and other financial companies and generally the Fund's portfolio holdings will be concentrated in securities of companies within industries in the financial sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries.

         Specialty finance and other financial companies in a given country may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls and price controls.

         Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, general economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Foreign banks, particularly those in Japan and certain Asian countries, have reported financial difficulties attributed to increased competition, regulatory changes and general economic conditions.

         The financial industry in the United States currently is changing relatively rapidly as historical distinctions between various industry segments become less clear. For instance, recent business combinations have included insurance, finance, investment management services and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. Investment banking, securities brokerage and investment management firms, like banks, are subject to government regulation and risk due to securities trading and underwriting activities.

         Under current regulations of the Securities and Exchange Commission, the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its gross revenues from securities brokerage, underwriting or investment management activities. In addition, the Fund may not acquire more than 5% of the outstanding equity securities, or more than 10% of the outstanding principal amount of debt securities of any such company. This may limit the Fund's ability to invest in certain specialty finance and other financial companies.

         In addition to the risks of the Fund's investments in specialty finance and other financial companies generally, as described below, investments in certain types of specialty finance and other financial companies are subject to additional risks.

         Banks may invest and operate in an especially highly regulated environment and are subject to extensive supervision by numerous federal and state regulatory agencies including, but not limited to, the Federal Reserve Board, the Federal Deposit Insurance Corporation and state banking authorities. Such regulation is intended primarily for the protection of bank depositors and customers rather than for the benefit of investors. Changes in regulations and governmental policies and accounting principles could adversely affect the business and operations of banks in which the Fund may invest.

         Savings institutions frequently have a large proportion of their assets in the form of loans and securities secured by residential real estate. As a result, the financial condition and results of operations of such savings institutions would likely be affected by the conditions in the residential real estate markets in the areas in which these savings institutions do business.

         Investment management companies in which the Fund may invest operate in a highly competitive environment with investors generally favoring investment advisers with a sustained successful performance record. The performance of investment management companies may be affected by factors over which such companies have little or no control, including general economic conditions, other factors influencing the capital markets, the net sales of mutual fund shares generally and interest rate fluctuations.

         Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies may engage.

         The Fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may adversely affect insurance companies' policy sales, tax obligations and profitability.

         Common Stock Risk. The Fund may invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, the common stock of an issuer held in the Fund's portfolio may decline in price if the issuer of such common stock fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

         Preferred Stock and Trust Preferred Securities Risk. The Fund may invest in preferred stocks, including trust preferred securities. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described above in "Risks--Convertible Securities Risk."

         Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by an affiliated business trust of a corporation whose only assets are generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments on the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction and do not constitute qualified dividend income. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general economic condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain of the other risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

         Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

         Fixed-Income Securities Risk. In addition to the risks discussed above, debt securities, including high-yield securities, are subject to certain risks, including:

             o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services and failure.

             o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

             o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

             o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the performance of the Fund.

         Lower Grade and Distressed Securities Risk. The Fund may invest in below-investment grade debt securities. Below-investment grade debt securities are rated below "Baa3" by Moody's, below "BBB-" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Sub-Adviser. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

         The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

         The Fund may invest up to 10% of its Managed Assets in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

         Business Development Company Risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case of a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. BDCs generally qualify as "regulated investment companies" under the federal tax laws and, provided they distribute all of their income in the time and manner as required by the tax law, generally will not pay federal income taxes.

         Certain BDCs in which the Fund may invest may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises.

         The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Sub-Adviser may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

         REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume and their securities may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

         In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

         The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

         Infrastructure Trust Risk. Infrastructure issuers, including utilities and companies involved in infrastructure projects, are subject to a variety of factors that may adversely affect their business operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

         Income Trust Risk. Income trusts are subject to the risk generally applicable to companies in the energy and natural resources sectors, such as commodity pricing risk, supply and demand risk and depletion risk and exploration risk. The return on the Fund's investments in income trusts will be dependent on the prices for natural gas, natural gas liquids, crude oil, refined petroleum products, coal or other natural resources. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Income trusts have naturally depleting assets. As a result, in order to maintain or grow their revenues, income trusts or their customers need to maintain or expand their reserves through new sources of supply, the development of existing sources or acquisitions, and the inability to do so may adversely affect the financial performance of the income trusts.

         Tax Risk. Infrastructure trusts, and certain income trusts (such as U.S. royalty trusts) and MLPs that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to RICs. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a RIC under the Internal Revenue Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a RIC may be jeopardized.

         There are certain other tax risks associated with the income trusts in which the Fund may invest. These tax risks include the possibility that Canadian and/or U.S. taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain income trusts, or U.S. taxing authorities could challenge the Fund's treatment of the income trusts in which the Fund invests as corporations or grantor trusts for tax purposes. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of the Fund's investments in income trust interests, as well as on the after-tax income available for distribution by the income trusts, which in turn would reduce the cash available to the Fund for distributions. There can be no assurance that future changes to Canadian and U.S. tax laws or tax rules or interpretations thereof would not adversely affect the Fund's investments in income trusts. See "Federal Tax Matters."

         Foreign Securities Risk. The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments;
(iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in securities of issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

         The Fund may invest in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

         Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

         Liquidity Risk. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Adviser's and the Sub-Adviser's judgment may each play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with an investment in illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

         Privately-Issued Securities Risk. In addition to being subject to the risks applicable to restricted and/or illiquid securities, as described above, privately-issued securities are also subject to the following risks:

             o Availability Risk. The Fund's ability to make investments in privately-issued securities is dependent upon the availability of a sufficient supply of such securities that meets the investment criteria established by the Adviser and Sub-Adviser. While the Fund may purchase a substantial portion of such securities from or through one or more broker-dealers or intermediaries and/or directly from the issuers thereof, the Fund has no current obligations to purchase any such securities and none of such parties has a current obligation to sell any such securities to the Fund. To the extent the Fund must pay any fees associated with the issuance of such securities, including brokers' or finders' fees, it may reduce the Fund's targeted yield. If the Fund is unsuccessful in obtaining any such securities, the Fund's overall current yield and tax-advantaged benefits may be adversely affected. In addition, under such circumstances the Fund may be required to invest its Managed Assets in other investments that do not pay rates of return that are as high as those expected to be paid on such securities, in which case the Fund may not be able to achieve its investment objectives.

             o Valuation Risk. The Fund will use an independent pricing service to value any privately-issued preferred securities, which generally are expected initially, and for some extended period of time, to be illiquid. Based on information provided to the Fund by such independent pricing service, in determining the value of privately-issued preferred securities, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the privately-issued preferred securities, including cost, size of the issuance, current dividend rate and the time period until the next dividend rate readjustment, (ii) the credit quality of the issuer, based on an evaluation of its financial condition and regulatory filings and (iii) transactions in securities comparable to such privately-issued preferred securities and various relationships between securities that are recognized by institutional traders. The Fund will use a fair value methodology if the independent pricing service is unable to provide a price for a privately-issued security, if the price provided by the independent pricing service is deemed unreliable or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect NAV. A security that is fair valued may be valued at a price higher or lower than (i) the price that may be received if such security were to be sold or (ii) the value determined by other funds using their own fair valuation procedures. In addition, where no market currently exists for privately-issued preferred securities, there can be no assurance that any such market will develop in the future, which may adversely affect the valuation of such securities, which in turn may adversely affect the ability of the Fund to sell such securities at times or prices desired by the Fund.

         Derivatives Risk. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's Strategic Transactions will not otherwise be available to the Fund for investment purposes.

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging or investment purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts involves costs and will be subject to the Sub-Adviser's ability to correctly predict changes in interest rate relationships or other factors.

         Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, including the Preferred Shares, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

         The Fund may purchase credit derivative instruments for investment purposes or to hedge the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value.

         The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce net earnings of the Fund. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance net earnings of the Fund. Buying interest rate caps could decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty to the swap exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling interest rate swaps or caps.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund.

         Credit Default Swaps Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the underlying reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the underlying reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the underlying reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the underlying reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the underlying reference obligation directly.

         Non-Diversification Risk. The Fund is, and certain of the BDCs in which the Fund may invest may be, classified as "non-diversified" under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a "diversified" fund, which may increase volatility. If the Fund's investment in a BDC, or a BDC's investment in an issuer, represents a relatively significant percentage of the Fund's or the BDC's portfolio, as applicable, the value of the respective portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified.

         Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund's assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to the Fund. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

         Market Discount From Net Asset Value Risk. Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of the Fund's distributions, the Fund's expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Federal Tax Matters."

         Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Gallatin. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc., which is also the holding company of A.G. Edwards & Sons, Inc., the Fund's lead underwriter. Wachovia Corp. has agreed in principle to acquire A.G. Edwards Inc. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

         Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Certain Provisions in the Declaration of Trust and By-Laws."

         Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade debt securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the

Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's shares. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies or the value of the assets of the Fund.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

         The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

         The Fund's investment objectives and the investment restrictions noted in the SAI which are considered fundamental may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes the holders of the Common Shares and preferred shares of the Fund voting together as a single class (including the holders of the Preferred Shares), and the holders of the outstanding preferred shares (including the holders of the Preferred Shares) voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any such change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding" voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

         Gallatin employs a value-oriented management style with the goal of buying companies at bargain prices. By doing so, Gallatin hopes to enhance long-term total return while seeking to limit downside risk. Gallatin's definition of an attractive company is one that is characterized by the following attributes: (i) possesses sustainable competitive advantages that allow for pricing flexibility; (ii) typically generates cash flow beyond what is needed to maintain solid performance; and (iii) is led by senior managers who effectively allocate corporate capital to the benefit of shareholders.

         Gallatin's equity investment philosophy emphasizes stock selection over macroeconomic and market factors. This stock selection is based first on intensive corporate analysis to identify those companies with characteristics that typically produce outstanding long-term return on invested capital. Those characteristics include competitive advantage within the markets they serve, free cash flow generation, and management ability to allocate capital for the benefit of shareholders. The second phase of the process is to identify those stock price levels which will allow for companies identified in the first phase of analysis to produce attractive returns to equity investors. These price levels are derived from a number of valuation techniques, chief of which is private market value analysis, including sum-of-the-parts analysis. Private market values are determined by analysis of transactions involving comparable companies, utilizing the metrics common to that industry.

         Those companies which meet the investment criteria of both phases are candidates for inclusion in the Fund's portfolio. Stocks are sold when significant changes are identified within the two primary phases of analysis: corporate attributes and valuations. A meaningful deterioration in the key attributes described above or a meaningful increase in the stock price relative to key metrics are likely to result in a stock's sale.

         Specialty finance and other financial companies of the type contemplated for investment by the Fund (e.g., BDCs) generally do not build competitive advantages in the classic sense, inasmuch as their business activity consists not in selling products or services to customers, but in identifying attractive investment opportunities. Thus, Gallatin's analysis of the corporate attributes of these companies depends more on the evaluation of the investment and capital allocation acumen of management than ordinarily might be the case with operating companies.

PORTFOLIO COMPOSITION

         The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

         Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Sub-Adviser believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of companies within industries in the financial sector. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries.

         Specialty Finance Companies. Specialty finance companies provide capital or financing to businesses and consumers within specified market segments. These companies are distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities. While they generally compete against financial companies with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs. The Fund is not limited with respect to its investments in securities issued by specific categories of specialty finance and other financial companies. However, based on current market conditions and assumptions, the Sub-Adviser currently anticipates that investments in BDCs and REITs will each initially represent approximately 25% to

50% of the Fund's Managed Assets. These percentages are expected to vary over time as market conditions change.

         Business Development Companies. BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to invest primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

         REITs and Other Mortgage-Related and Asset-Backed Securities. REITs are financial vehicles that pool investors' capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as "Mortgage REITs," "Equity REITs" and "Hybrid REITs." Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund intends to focus its Mortgage REIT investments in companies that invest primarily in prime-rated and commercial mortgage securities. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. The Fund is not limited with respect to the specific types of REITs in which it invests and intends to invest primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund. Other mortgage-related securities in which the Fund may invest include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

         The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

         Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

         The Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the underlying assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

         Financial Companies. The principal industry groups of financial companies include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing, and companies that provide related services to such companies. Banks and savings institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services. Brokerage firms provide services to customers in connection with the purchase and sale of securities. Investment management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions. Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

PORTFOLIO CONTENTS

         Equity Securities. Equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and convertible preferred securities. Such securities may include common stocks of REITs and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

         Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have characteristics similar to convertible securities as described below in "Portfolio Contents--Convertible Securities."

         Trust Preferred Securities. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by an affiliated business trust of a corporation whose only assets are generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the underlying subordinated debentures owned by the affiliated trust. Trust preferred securities usually mature on the stated maturity date of the subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain extraordinary circumstances at any time. Distributions from trust preferred securities will not generally qualify for favorable treatment as qualified dividend income.

         Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of: (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (ii) its worth if converted into the underlying common stock.

         Infrastructure Trust Interests. Infrastructure trusts are statutory trusts structured to own operating companies which own infrastructure assets. Infrastructure trusts are typically classified as grantor trusts for U.S. federal income tax purposes and, as such, are not taxed at the trust level. Infrastructure trusts, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Investors in infrastructure trusts will generally be treated as the beneficial owner of a pro rata portion of the interests of the operating companies held by the infrastructure trusts. Beneficial owners of shares of an infrastructure trust will be required to take into account their allocable share of the trust's income, gain, loss, deduction and other items for U.S. federal income tax purposes. Infrastructure assets can be broadly divided into four categories: (i) assets that are natural or near-natural monopolies and are regulated in the level of revenue earned or charges imposed, and include certain power and gas transmission, generation and distribution assets, as well as certain water/waste-water treatment facilities and incumbent local exchange carriers;

(ii) assets that depend on a form of user pay system for their main revenue source (e.g., toll roads, airports, railways, ports and certain parking lots);
(iii) assets that provide basic social services to the community (e.g., schools, hospitals and correction facilities); and (iv) assets that compete in a market for the sale of a product or service and are therefore exposed to market risks (e.g., electricity generation facilities, solid waste disposal facilities, city and local carparks, and certain communication asset classes).

         Income Trust Interests. Income trusts in which the Fund may invest are generally equity investments and include investment trusts, royalty/energy trusts, and business trusts. These trusts typically earn income through the acquisition of equity and debt instruments, royalty interest or real properties. An income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital. The income is passed on to investors through monthly or quarterly distributions. Income trusts are generally structured to own debt and equity of an underlying entity that carries on an active business (typically natural resource or energy related), or a royalty in revenues generated by the assets thereof. The income trust structure was developed to facilitate distributions to investors on a tax-efficient basis. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an income trust. The variety of businesses upon which income trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

             o U.S. Royalty Trusts. Income trusts in the United States, typically referred to as "U.S. royalty trusts," passively manage net working interests and royalties in mature oil and gas producing properties in the United States. Unit holders generally receive most of the cash flows from these investments in the form of distributions. The U.S. royalty trusts do not acquire new properties, operate the existing properties within the trust, hedge production, or issue new equity or debt.

             o Canadian Income Trusts. Income trusts in Canada, typically referred to as Canadian oil and gas trusts or "Canadian income trusts," engage in the acquisition, development and production of natural gas and crude oil. These trusts generally seek to establish, maintain or expand their reserves through development drilling activities and/or acquisitions of producing companies or proven oil and gas reserves. Such investments and acquisitions are funded through internally generated cash-flow, the issuance of debt and additional equity. Successfully replacing reserves enables Canadian income trusts to offset natural production declines and maintain cash distribution levels. Unlike oil and gas exploration and production companies, Canadian income trusts generally do not engage in exploration activities that require substantial capital expenditures and carry a greater risk of drilling unproductive wells, or dry holes. To mitigate commodity price risks, many Canadian income trusts regularly engage in oil and gas hedging strategies. Under current Canadian tax laws, a Canadian income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unit holders, thus avoiding a layer of taxation associated with corporate entities.

         Master Limited Partnership Interests. MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund will not invest more than 20% of its Managed Assets in MLPs.

         Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by governments, corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

         Non-Investment Grade Debt Securities. The Fund may invest in fixed income securities of below-investment grade quality. Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

         Foreign Securities. The Fund may invest a significant portion of its Managed Assets in securities of foreign issuers, including income trusts. The Fund's investments in foreign issuers may include investments in equity and/or fixed-income securities of such issuers. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States, securities issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supra-national governmental entities such as the World Bank or European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supranational government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

         The Fund's investment in foreign issuers may include investments in ADRs, GDRs or EDRs or other depositary receipts. Such depositary receipts represent common stock deposited with a custodian in a depositary. They are issued by a bank or a trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted.

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie
Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

         Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

         Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

         Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the pre-payments for reinvestment.

         Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products.

         Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

         Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor-in-possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (a "bankruptcy reorganization proceeding"), leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

         As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Baa3" or lower by Moody's or "BBB-" or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

         Distressed Securities. The Fund may invest up to 10% of its Managed Assets in distressed securities. Distressed securities are securities issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, are determined to be of comparable quality by the Sub-Adviser. Distressed securities frequently do not produce current income. Although distressed securities are particularly speculative investments, the Sub-Adviser believes they provide the opportunity for enhanced income and/or capital appreciation.

         Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may also be backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are generally issued by CDOs, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated-equity, according to their degree of risk. If there are defaults or a CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine or subordinated-equity tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated-equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-related securities described above.

         Credit Default Swaps. The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

         Illiquid and Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by the Fund's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with an investment in illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of any such securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

         Other Securities. New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the periods in which the net proceeds of the offerings of the Common Shares and Preferred Shares are being invested, or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. The Adviser's or Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques."

INVESTMENT PRACTICES

         Strategic Transactions. The Fund may, but is not required to, use various Strategic Transactions to seek to: (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate risks, including interest rate, currency and credit risks; and/or (iv) earn income. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve the desired result.

         The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, currencies, equity, fixed-income, currency and/or interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate and currency transactions such as swaps, caps, floors, collars or credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, cash equivalents or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks-- Derivatives Risk" in this Prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

         Lending of Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of its Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrows of securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Adviser's judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and/or incur losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

         Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund. See "Federal Tax Matters."


                         DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Statement of Terms, which is attached as Appendix C to the SAI. Capitalized terms not otherwise defined in this description shall have the meaning as defined in the Statement of Terms.

GENERAL

         The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by the Board of Trustees. Such shares may be issued by action of the Board of Trustees without shareholder approval. The Board of Trustees has classified _____ shares of beneficial interest as Series __ Preferred Shares and ____ shares of beneficial interest as Series ____ Preferred Shares, and has authorized the issuance of those Preferred Shares. If the assets of the Fund increase, the Fund may offer additional preferred shares to maintain the leverage ratio of the Fund.

         The Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared). Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

         Holders of Preferred Shares will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository with respect to the Preferred Shares. Distributions will be paid through DTC on each Distribution Payment Date. The Distribution Payment Date will normally be the first business day after the Rate Period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the Auction Agent in same-day funds on each Distribution Payment Date to Agent Members (members of DTC that will act on behalf of existing or potential Preferred Shareholders) ("Agent Members"). These Agent Members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current Broker-Dealer has indicated that distribution payments will be available in same-day funds on each Distribution Payment Date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

         Except in an auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any of the Preferred Shares, so long as the Fund is current in the payment of distributions on the Preferred Shares and on any other shares ranking on a parity with the Preferred Shares with respect to the payment of distributions or upon liquidation.

DISTRIBUTIONS AND RATE PERIODS

         General. Holders of Preferred Shares will be entitled to receive cash distributions, when, as and if authorized by the Board of Trustees and declared by the Fund, out of funds legally available therefor, on the initial Distribution Payment Date with respect to the initial Rate Period for such series and, thereafter, on each Distribution Payment Date with respect to a subsequent Rate Period (generally a period of seven days for the Series ___ Preferred Shares and 28 days for the Series ___ Preferred Shares, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each Rate Period. Distributions so declared and payable shall be paid in accordance with the Declaration of Trust, By-Laws and Statement of Terms, to the extent permitted under applicable law and to the extent available and in preference to and priority over any distribution declared and payable on the Common Shares. Distributions shall be treated for federal income tax purposes as payable from the Fund's earnings and profits allocable to the Preferred Shares.

         On the Business Day next preceding each Distribution Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of distributions. The Fund does not intend to establish any reserves for the payment of distributions. All moneys paid to the Paying Agent for the payment of distributions will be held in trust for the payment of such distributions to each Holder. Each distribution will be paid by the Paying Agent to the Holder as its name appears on the Fund's share ledger or share records, which Holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute distributions in same-day funds to Agent Members who are in turn expected to distribute such distributions to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Distribution Payment Date to such Distributions Owner in accordance with the instructions of such Beneficial Owner.

         Distributions in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Distribution Payment Date, to the Holder(s) as its name appears on the Fund's share ledger or share records on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any distribution payment shall first be credited against the earliest accumulated but unpaid distributions. No interest will be payable in respect of any distribution payment or payments which may be in arrears. See ODefault PeriodO below.

         The amount of distributions per share payable (if declared) on each Distribution Payment Date of each Rate Period (or in respect of distributions on another date in connection with a redemption during such Rate Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate

Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000 per share, and rounding the amount so obtained to the nearest cent.

         Determination of Distribution Rate. The distribution rate for the initial Rate Period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Distribution Payment Date for each series of Preferred Shares are set forth in the Summary section of this Prospectus under the caption ODistributions and Rate Periods.O For each subsequent Rate Period, subject to certain exceptions, the distribution rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an auction.

         The initial Rate Period for the Series ___ Preferred Shares will be ____ days and for the Series ___ Preferred Shares will be ____ days. After the initial Rate Period, each subsequent Rate Period for each series of Preferred Shares generally will be a seven day Rate Period in the case of Series ___ Preferred Shares and a 28 day Rate Period in the case of Series ___ Preferred Shares (a seven day Rate Period with respect to the Series ___ Preferred Shares and a 28 day Rate Period with respect to Series ___ Preferred Shares being referred to herein as a OStandard Rate PeriodO); provided, however, that prior to any auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Rate Period.

         A Special Rate Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the auction held on the Auction Date immediately preceding the first day of such Special Rate Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

         Distributions will accumulate at the Applicable Rate from the Original Issue Date and shall be payable on each subsequent Distribution Payment Date. For Rate Periods of less than 30 days, Distribution Payment Dates shall occur on the first Business Day following the last day of such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period and on the Business Day following the last day of such Rate Period. Distributions will be paid through the Securities Depository on each Distribution Payment Date. Thus, following the initial Distribution Payment Date for the Preferred Shares, distributions generally will be payable (in the case of Rate Periods which are not Special Rate Periods) on each succeeding ________ in the case of the Series ___ Preferred Shares, and fourth _________ in the case of Series ___ Preferred Shares.

         Except during a Default Period as described below, the Applicable Rate resulting from an auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to that series of Preferred Shares by Moody's and Fitch, as follows:

         MOODY'S                     FITCH                   APPLICABLE
      CREDIT RATING              CREDIT RATING               PERCENTAGE
      Aa3 or above               AA- or above                   200%
        Aa3 to A1                  A- to A+                     250%
      Baa3 to Baa1               BBB- to BBB+                   275%
       Below Baa3                 Below BBB-                    300%

         The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR. For Standard Rate Periods or shorter periods only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for auctions with respect to Rate Periods of more than the Standard Rate Period.

         The Maximum Rate for each series of Preferred Shares will apply automatically following an auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of Preferred Shares were subject to Submitted Hold Orders). If an auction for any subsequent Rate Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate on the Preferred Shares for any such Rate Period shall be the Maximum Rate (except for circumstances in which the Distribution Rate is the Default Rate, as described below).

         The All Hold Rate will apply automatically following an auction in which all of the outstanding Preferred Shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

         Prior to each auction, the Broker-Dealers will notify Holders of the term of the next succeeding Rate Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, the Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding auction.

         Designation of Rate Period. The Fund will designate the duration of subsequent Rate Periods for each series of Preferred Shares; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any distribution on, or the redemption price of, such series of Preferred Shares shall have been cured as set forth under ODefault Period,O (3) Sufficient Clearing Bids shall have existed in an auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if the Fund shall have mailed a Notice of Redemption with respect to any Preferred Shares, as described under ORedemptionO below, the Redemption Price with respect to such Preferred Shares shall have been deposited with the Paying Agent, and
(5) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, the Fund has Eligible Assets with an aggregate

Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with Rating Agency Guidelines.

         Designation of a Special Rate Period. If the Fund proposes to designate any Special Rate Period, not fewer than two (2) Business Days nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) the Fund's determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) the Fund's determination not to proceed with such Special Rate Period in which latter event the succeeding Rate Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (1) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

         (2) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

         If the Fund fails to deliver either such notice above with respect to any designation of any proposed Special Rate Period to the Auction Agent and the Auction Agent is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (2) above, thereby resulting in a Standard Rate Period.

         Default Period. Subject to cure provisions, a ODefault PeriodO with respect to a particular series of Preferred Shares will commence on any date on which, when required to do so, the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared distribution on that series payable on the Distribution Payment Date (a ODistribution DefaultO), or (B) the full amount of any redemption price (the ORedemption PriceO) payable on the date fixed for redemption (the ORedemption DateO) (a ORedemption DefaultO, and together with a Distribution Default, hereinafter referred to as ODefaultO).

         Subject to cure provisions, a Default Period with respect to a Distribution Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid distributions and any unpaid Redemption Price, respectively, shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Distribution Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period.

         No auction shall be held during a Default Period with respect to a Distribution Default applicable to that series of Preferred Shares. No Default Period with respect to a Distribution Default or Redemption Default shall be deemed to commence if the amount of any distribution or any Redemption Price due (if such default is not solely due to the Fund's willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Distribution Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such nonpayment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three.

         Distribution Restrictions. While any of the Preferred Shares are outstanding, the Fund generally may not pay or set apart for payment, any dividend or other distribution in respect of the Common Shares (other than in additional Common Shares or rights to purchase Common Shares) or repurchase any of the Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

         o In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "--Rating Agency Guidelines and Asset Coverage" below);

         o In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

         o Immediately after the transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any borrowings;

         o Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under "--Rating Agency Guidelines and Asset Coverage" below) is met;

         o Full cumulative distributions on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Fund to be available for payment on the date payment is due to the Auction Agent; and

         o The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Declaration of Trust or the Statement of Terms.

         The Fund generally will not declare, pay or set apart for payment any distribution on any of its shares ranking as to the payment of distributions on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative distributions on the Preferred Shares through the most recent distribution payment date. However, when the Fund has not paid distributions in full on the Preferred Shares through the most recent distribution payment date or upon any shares of the Fund ranking, as to the payment of distributions, on a parity with Preferred Shares through their most recent respective distribution payment dates, the amount of distributions declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other.

REDEMPTION

         Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem Preferred Shares of either or both series having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on any Distribution Payment Date upon not less than 15 calendar days' and not more than 40 calendar days', prior notice. This optional redemption is not available during the initial Rate Period or during other limited circumstances. The optional redemption price per share shall be equal to the liquidation preference per share, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares of either or both series having a Rate Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, upon not less than 15 calendar days' and not more than 40 calendar days', prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Trustees. The Fund shall not effect any optional redemption unless after giving effect thereto (1) the Fund has available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption, and (2) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

         The Fund also reserve the right to repurchase Preferred Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the Preferred Shares, but are under no obligation to do so.

         Mandatory Redemption. If the Fund fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of any Valuation Date or, fail to satisfy the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten (10) Business Days following such Valuation Date in the case of a failure to maintain the Preferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Preferred Shares Asset Coverage (each an OAsset Coverage Cure DateO), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. See the Statement of Terms, attached as Appendix C to the SAI, for a complete listing of circumstances in which the Fund must redeem Preferred Shares.

         The number of Preferred Shares to be redeemed under these circumstances will be equal to the lesser of (1) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or sufficient to satisfy the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then outstanding will be redeemed), and (2) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         The Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Holders of each series of Preferred Shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to any mandatory redemption provisions.

         The Fund required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares that are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which such funds are available, upon notice to record owners of shares of Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

         The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Rate Period of more than one year only) a redemption premium, if any, determined by the Board of Trustees in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of the Fund's intention to redeem with the SEC so as to provide at least the minimum notice required by such rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Auction Agent will use its reasonable efforts to provide notice to each Holder of Preferred Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of record of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). The Notice of Redemption will be addressed to the registered owners of the Preferred Shares at their addresses appearing on the books or records of the Fund. Such notice will set forth (1) the redemption date, (2) the number and identity of Preferred Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated distributions to be included therein and the amount of the redemption premium, if any), (4) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the 1940 Act provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         If less than all of the shares of a series of Preferred Shares are redeemed on any date, the shares per Holder to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial Owners. In this case, in selecting the Preferred Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, distributions on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Preferred Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Preferred Shares so redeemed will have no claim to any such interest. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon the Fund's request. Subsequent to such payment, Holders of Preferred Shares called for redemption may look only to the Fund for payment.

         So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent. Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed unless all distributions in arrears on the outstanding Preferred Shares, and any shares ranking on a parity with the Preferred Shares with respect to the payment of distributions or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund, in which case all Preferred Shares and all shares ranking in parity with the Preferred Shares must receive proportionate amounts. At any time the Fund may purchase or acquire all the outstanding Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding Preferred Shares.

         Except for the provisions described above, nothing contained in the Statement of Terms limits any legal right of ours to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares purchased, redeemed or otherwise acquired by the Fund shall be returned to the status of authorized but unissued shares. If less than all outstanding

Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

         Preferred Shares Basic Maintenance Amount. The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected distribution and other payment obligations of the Fund.

         The Fund may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

         As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund, the Adviser and the Sub-Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

         A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating Preferred Shares.

         1940 Act Preferred Shares Asset Coverage. The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding and in connection with the declaration of any distribution on, or repurchase of, any Common Shares or Preferred Shares. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of __________, 2007, the 1940 Act Preferred Shares Asset Coverage, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $___________ and the application of the net proceeds as described under "Use of Proceeds," would have been computed as follows:

  Value of Fund assets less liabilities not constituting
      senior securities
                                                         $[        ]

                                                         = ________   = [   ]%
  Senior securities representing indebtedness plus
      liquidation value of the Preferred Shares          $[        ]

         The Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate without the vote or consent of the Preferred Shareholders or of any other of shareholders, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

         Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a discounted value of the Fund's portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or
(b) the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

VOTING RIGHTS

         Except as otherwise provided in this prospectus and in the SAI, in the Declaration of Trust, By-Laws and the Statement of Terms or as otherwise required by law, holders of preferred shares, including Preferred Shares, will have equal voting rights with holders of Common Shares and holders of any other outstanding preferred shares of the Fund (one vote per share) and will vote together with holders of Common Shares and holders of any other preferred shares of the Fund as a single class.

         Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled at all times to elect two of the Fund's trustees. The remaining trustees normally are elected by holders of Common Shares and preferred shares, including Preferred Shares, voting together as a single class. If at any time distributions (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such distributions, then, as the sole remedy of holders of outstanding preferred shares, the number of trustees constituting the Board of Trustees shall be increased and holders of preferred shares shall be entitled to elect additional trustees such that the trustees elected solely by preferred shareholders will constitute a majority of the trustees. If the Fund thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding preferred shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees so elected by the preferred shareholders (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the preferred shareholders have the right to elect in any event), will terminate automatically.

         So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of holders of sixty-six and two-thirds (66 2/3%) of each class of shares outstanding, authorize the Fund's conversion from a closed-end to an open-end investment company; provided, however, that such votes shall require a majority shareholder vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees. So long as any Preferred Shares are outstanding, the Fund will not, among other items, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at such time (voting together as a separate class):

                   (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of distributions or distributions of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares, unless, in the case of preferred shares on a parity with the Preferred Shares or the creation and issuance of additional shares of any series of Preferred Shares, the Fund obtains confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such a class, series or shares would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

                   (b) amend, alter or repeal the provisions of the Declaration of Trust, By-Laws or the Statement of Terms by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or Preferred Shareholders; provided, however, that
         (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the

         Preferred Shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount; or

                   (c) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, provided, however, that a vote of two-thirds of the Preferred Shares is required if the reorganization has not been approved by two-thirds of the Trustees.

         So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

         The Fund will not approve any of the actions set forth in (a) or (b) above that require a shareholder vote which adversely affects the rights expressly set forth in the Statement of Terms of a holder of shares of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Under the 1940 Act, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (i) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Shareholders or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (ii) more than 50% of the outstanding Preferred Shares. The Declaration of Trust of the Fund, however, requires a higher percentage vote under certain circumstances. See "Certain Provisions under the Declaration of Trust and By-Laws" below. To the extent permitted by Massachusetts law, the Declaration of Trust, By-Laws and the Statement of Terms, no vote of holders of Common Shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                   THE AUCTION

ROLE OF AUCTION AGENT

         Statement of Terms. The Statement of Terms provides that, except as otherwise described herein, the Applicable Rate for the shares of each series of Preferred Shares for each Rate Period after the initial Rate Period shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Statement of Terms, attached as Appendix C to the SAI, for a more complete description of the auction process.

         Auction Agency Agreement. The Auction Agency Agreement between the Fund and the Auction Agent (currently, [____________]) (the "Auction Agency Agreement") provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of Preferred Shares so long as the Applicable Rate for the Preferred Shares is to be based on the results of an auction. The Auction Agent acts as a non-fiduciary agent for the Fund in connection with auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after the notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

AUCTION PROCEDURES

         The following is a brief discussion of the procedures to be used in conducting Auctions. Separate Auctions will be conducted for each series of Preferred Shares. This summary is qualified by reference to the Statement of Terms set forth in Appendix C to the SAI.

         Auction Date. An Auction to determine the Applicable Rate for the shares of each series of Preferred Shares offered hereby for each Rate Period (other than the initial Rate Period therefore) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Rate Period, which first day is also a Distribution Payment Date for the preceding Rate Period. "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Auctions for shares of Series ___ Preferred Shares for Rate Periods after the initial Rate Period normally will be held every ________ after the preceding

Distribution Payment Date, and each subsequent Rate Period normally will begin on the following ________ (also a Distribution Payment Date). Auctions for shares of Series ___ Preferred Shares for Rate Periods after the initial Rate Period normally will be held every fourth _____ after the preceding Distribution Payment Date, and each subsequent Rate Period normally will begin on the following _______ (also a Distribution Payment Date). The Auction Date and the first day of the related Rate Period (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the ________ that normally would be an Auction Date for Series ___ Preferred Shares is not a Business Day, then such Auction Date will be the preceding ________ and the first day of the related Rate Period will continue to be the following ________.

         Beneficial Owners. Prior to the Broker-Dealer Deadline on each Auction Date for each series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to Preferred Shares to that Broker-Dealer as follows:

             o Hold Order--indicating its desire to hold Preferred Shares without regard to the Applicable Rate for Preferred Shares for the next Rate Period thereof.

             o Bid--indicating its desire to sell Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Preferred Shares for the next succeeding Rate Period of Preferred Shares shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold-at-rate order).

             o Sell Order--indicating its desire to sell the number of Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Preferred Shares for the next succeeding Rate Period of Preferred Shares.

         Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of Preferred Shares that submits a Bid with respect to Preferred Shares to its Broker-Dealer having a rate higher than the Maximum Rate for Preferred Shares on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Preferred Shares.

         A Beneficial Owner of Preferred Shares that fails to submit an Order with respect to such Preferred Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Preferred Shares; provided, however, that if a Beneficial Owner of Preferred Shares fails to submit an Order with respect to such Preferred Shares to its Broker-Dealer for an Auction relating to a Special Rate Period of more than seven days in the case of Series
__ Preferred Shares and 28 days in the case of Series ____ Preferred Shares, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Preferred Shares. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. In an Auction, a Beneficial Owner may submit different types of Orders with respect to Preferred Shares then held by such Beneficial Owner, as well as Bids for additional Preferred Shares. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

         Potential Beneficial Owners. A customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share specified in such Bid if the Applicable Rate for Preferred Shares determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of Preferred Shares specifying a rate higher than the Maximum Rate for Preferred Shares on the Auction Date therefore will not be accepted.

         The Auction Process. Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail other electronic means, to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders for Preferred Shares subject to an Auction on such Auction Date accepted by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of Preferred Shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Preferred Shares subject to Orders submitted to it by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

         If Sufficient Clearing Bids for a series of Preferred Shares exist (that is, the number of Preferred Shares subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or shorter periods, only) and the Maximum Rate (for all Rate Periods) for Preferred Shares exceeds or is equal to the number of Preferred Shares subject to Sell Submitted Orders, the Applicable Rate for Preferred Shares for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Preferred Shares available for purchase in the Auction (such rate, the "Winning Bid Rate"). If Sufficient Clearing Bids for Preferred Shares do not exist (other than because all of the outstanding Preferred Shares are subject to Submitted Hold Orders), the Rate Period next following the Auction automatically will be a 7-day period in the case of the Series ___ Preferred Shares and a 28-day period in the case of the Series ___ Preferred Shares, and the Applicable Rate for all Preferred Shares for the next succeeding Rate Period thereof will be equal to the Maximum Rate for Preferred Shares. In such event, Holders of Preferred Shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all Preferred Shares subject to such Sell Orders. In any particular Auction, if all outstanding Preferred Shares are the subject of Submitted Hold Orders, the Applicable Rate of Preferred Shares for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an "All Hold Auction").

         The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is less than the number of Preferred Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next Business Day (also a Distribution Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

CERTAIN CONSIDERATIONS AFFECTING AUCTION RATE SECURITIES

         Role of Broker-Dealers. _______________ (the "Broker-Dealers") have been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and are paid by the issuers or obligors for their services. The Broker-Dealers receive Broker-Dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the principal amount of securities sold or successfully placed through them in such auctions.

         The Broker-Dealers are designated in the Broker-Dealer Agreements as the Broker-Dealers to contact Existing Holders and Potential Holders and solicit Bids for the Preferred Shares. The Broker-Dealers will receive Broker-Dealer Fees from the Fund with respect to the Preferred Shares sold or successfully placed through them in Auctions. The Broker-Dealers may share a portion of such fees with other dealers that submit Orders through them that are filled in the Auction.

         Bidding by Broker-Dealers. A Broker-Dealer (provided it is not an affiliate of the Fund) is permitted, but not obligated, to submit Orders in Auctions for its own account either as a buyer or seller. If a Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because a Broker-Dealer would have knowledge of the other Orders placed through it in that Auction and thus could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and (ii) the Auction will clear at a particular rate. For this reason, and because a Broker-Dealer is appointed and paid by the Fund to serve as a Broker-Dealer in the auction, a Broker-Dealer's interests in serving as a

Broker-Dealer in an Auction may differ from those of Existing Holders and Potential Holders who participate in Auctions. See "Role of Broker-Dealers." A Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker-Dealer Agreement.

         The Broker-Dealers are the only Broker-Dealers appointed by the Fund to serve as a Broker-Dealer in the Auction, and as long as that remains the case, they will be the only Broker-Dealers that submit Orders to the Auction Agent in that Auction. As a result, in such circumstances, the Broker-Dealers may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with their Respective Orders.

         A Broker-Dealer may place one or more Bids in an Auction for its own account to acquire securities for its inventory, to prevent an Auction Failure (which occurs if there are insufficient clearing bids and results in the auction rate being set at the Maximum Rate) or to prevent auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Preferred Shares. A Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding in an Auction for its own account, a Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk (as defined herein). See "Price Talk." A Broker-Dealer also may encourage bidding by others in auctions, including to prevent an Auction Failure or to prevent an Auction from clearing at a rate that a Broker-Dealer believes does not reflect the market for the Preferred Shares. A Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

         Bids by a Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing Potential Beneficial Owners to receive a lower rate than they might have received had a Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of the Preferred Shares being auctioned, including displacing some Potential Beneficial Owners who may have their Bids rejected or receive fewer Preferred Shares than they would have received if a Broker-Dealer had not Bid (or encouraged others to Bid). Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Preferred Shares involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other Bidders to do so) in any particular Auction to prevent an Auction Failure or an Auction from clearing at a rate a Broker-Dealer believes does not reflect the market for the Preferred Shares. Investors should not assume that a Broker-Dealer will place Bids or encourage others to do so or that Auction Failures will not occur. Investors should also be aware that Bids by a Broker-Dealer (or by those it may encourage to place Bids) may cause lower Applicable Rates to occur.

         The statements herein regarding Bidding by a Broker-Dealer apply only to a Broker-Dealer's auction desk and any other business units of a Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information. In any particular Auction, if an All Hold Auction results because all outstanding Preferred Shares of a series are the subject of Submitted Hold Orders, then the Applicable Rate for the next succeeding Auction Period will be the All Hold Rate. If a Broker-Dealer holds any Preferred Shares for its own account on an

Auction Date, the Broker-Dealer may, but is not obligated to, submit a Sell Order into the Auction with respect to such shares, which would prevent that Auction from being an All Hold Auction. A Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.

         Price Talk. Before the start of an Auction, a Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and Potential Holders a Broker-Dealer's good faith judgment of the range of likely clearing rates for the Auction based on market and other information. This is known as "Price Talk." Price Talk is not a guaranty that the Applicable Rate established through the Auction will be within the Price Talk, and Existing Holders and Potential Holders are free to use it or ignore it. A Broker-Dealer occasionally may update and change the Price Talk based on changes in the Fund's credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Holders should confirm with a Broker-Dealer the manner by which such Broker-Dealer will communicate Price Talk and any changes to Price Talk.

         "All-or-Nothing" Bids. The Broker-Dealers will not accept "all-or-nothing" Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the Bidder to avoid Auction Procedures that require the pro rata allocation of Preferred Shares where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.

         No Assurances Regarding Auction Outcomes. The Broker-Dealers provide no assurance as to the outcome of any Auction. The Broker-Dealers also do not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any Preferred Shares purchased or retained in the Auction may be lower than the market rate for similar investments.

         The Broker-Dealers will not agree before an Auction to buy Preferred Shares from, or sell Preferred Shares to, a customer after the Auction.

         Deadlines. Each particular Auction has a formal deadline by which all Bids must be submitted by the Broker-Dealers to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline for all customers, called the "Broker-Dealer Deadline," by which bidders must submit Bids to a Broker-Dealer. The Broker-Dealer Deadline is subject to change by a Broker-Dealer. Potential Beneficial Owners should consult with their Broker-Dealer as to its Broker-Dealer Deadline. A Broker-Dealer may allow for correction of clerical errors after the Broker-Dealer Deadline and prior to the Submission Deadline and may change Bids it has submitted for its own account at any time until the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline. The Auction Procedures provide that until one hour after the Auction Agent completes the dissemination of the results of an Auction, new Orders can be submitted to the Auction Agent if such Orders were received by a Broker-Dealer or generated by a Broker-Dealer for its own account prior to the Submission Deadline and the failure to submit such Orders prior to the Submission Deadline was the result of force majeure, a technological failure or a clerical error. In addition, until one hour after the Auction Agent completes dissemination of the results of an Auction a Broker-Dealer may modify or withdraw an Order submitted to the Auction Agent prior to the Submission Deadline if a Broker-Dealer determines that such Order contained a clerical error. In the event of such a submission, modification or withdrawal, the Auction Agent will rerun the Auction, if necessary, taking into account such submission, modification or withdrawal.

         Existing Holder's Ability to Resell Preferred Shares May Be Limited. An Existing Holder may sell, transfer or dispose of a Preferred Share (i) in an Auction, only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, or (ii) outside an Auction, only to or through a Broker-Dealer. Existing Holders will be able to sell all of the Preferred Shares that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those shares in the Auction. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the Preferred Shares subject to such Submitted Sell Orders. As discussed above (See "Bidding by Broker-Dealers"), a Broker-Dealer may submit a Bid in an Auction to avoid an Auction Failure, but it is not obligated to do so. There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by a Broker-Dealer in the Auction for its own account or encouraging others to Bid. Therefore, Auction Failures are possible, especially if the Fund's credit were to deteriorate, if a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to Bid.

         Between Auctions, there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide Existing Holders the ability to resell the Preferred Shares on the terms or at the times desired by an Existing Holder. A Broker-Dealer, in its own discretion, may decide to buy or sell the Preferred Shares in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the Preferred Shares. However, a Broker-Dealer is not obligated to make a market in the Preferred Shares and may discontinue trading in the Preferred Shares without notice for any reason at any time. Existing Holders who resell between Auctions may receive an amount less than par, depending on market conditions.

         If an Existing Holder purchased Preferred Shares through a dealer which is not a Broker-Dealer for the Preferred Shares, such Existing Holder's ability to sell its Preferred Shares may be affected by the continued ability of its dealer to transact trades for the Preferred Shares through a Broker-Dealer.

         The ability to resell the Preferred Shares of any series will depend on various factors affecting the market for the Preferred Shares, including news relating to the Fund, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the Preferred Shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Preferred Shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in "Securities and Exchange Commission Settlements" below) or press reports, financial reporting cycles and market conditions generally. Demand for the Preferred Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

         Resignation of the Auction Agent or a Broker-Dealer Could Impact the Ability to Hold Auctions. The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving the Fund at least 60 days' notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place. The Broker-Dealer Agreements provide that a Broker-Dealer thereunder may resign upon five days' notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any Auction Period during which there is no duly appointed Broker-Dealer, it will not be possible to hold Auctions for the Preferred Shares, with the result that the distribution rate on the Preferred Shares will be determined as described in the Statement of Terms.

         Securities and Exchange Commission Settlements. On May 31, 2006, the SEC announced that it had settled its investigation of 15 firms, including [__________________] (the "Settling Broker-Dealers"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, the Settling Broker-Dealers agreed to pay a civil penalty. In addition, each Settling Broker-Dealer, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by that Settling Broker-Dealer to conduct the auction process in accordance with disclosed procedures. No assurance can be provided as to how the settlement may affect the market for auction rate securities generally or the Preferred Shares.

         In addition on January 9, 2007, the Securities and Exchange Commission announced that it had settled its investigation of three banks, including [__________________] (the "Settling Auction Agents"), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the Securities and Exchange Commission's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities generally or the Preferred Shares.

                            DESCRIPTION OF BORROWINGS

         The Fund's Declaration of Trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Preferred Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of distributions to Preferred Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. The Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any outstanding preferred shares of at least 200%.

         The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


                          DESCRIPTION OF COMMON SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $.01 per share. As of _______, 2007, there are [ ] Common Shares outstanding. The Board of Trustees may determine to issue additional Common Shares without shareholder approval. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares are fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting.

         If Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued and payable distributions on Preferred Shares have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to Preferred Shares is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, the Fund may not pay distributions to common or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions.

         The Fund's Common Shares are traded on the NYSE under the symbol "FGB." The Fund intends to hold annual meetings of shareholders.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         General supervision of the duties performed by the Adviser and the Sub-Adviser is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER

         First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting, with the approval of the Board of Trustees, and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $32.57 billion in assets which it managed or supervised as of May 31, 2007.

         First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

         First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI.

SUB-ADVISER

         Gallatin, a registered investment adviser, is the Sub-Adviser to the Fund. Gallatin provides asset management and advisory services to high net worth individuals and institutional investors. Gallatin, organized in 2005, is a wholly-owned subsidiary of A.G. Edwards, Inc. The majority of Gallatin's investment personnel previously comprised A.G. Edwards & Sons, Inc.'s Asset Management Department and the investment team has largely worked together since 1994. Its 13 managers and analysts count more than 180 years of aggregate investment experience.

         Gallatin has approximately $10.3 billion of assets under management as of May 31, 2007. Of these, approximately $3.1 billion are managed in equity and investment grade fixed income portfolios. Gallatin also manages approximately $7.2 billion in portfolios of selected exchange-traded funds ("ETFs") that are guided by proprietary asset allocation models. These models are driven by the firm's analysis of cyclical changes within the economy and financial markets combined with quantitative modeling. Gallatin's advisory arm also employs investment manager analysts who provide careful selection and monitoring of mutual funds, unit investment trusts, ETFs and separate account managers.

         On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle with A.G. Edwards, Inc. under which Wachovia Corp. will acquire A.G. Edwards, Inc. Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. Subject to certain regulatory approvals and the approval by the shareholders of A.G. Edwards, Inc., the Acquisition is expected to be completed in the fourth quarter of 2007. Depending on the structure and terms of the Acquisition, the Acquisition, if completed, may result in a change of control of Gallatin which would constitute an assignment, as that term is defined in the Investment Company Act of 1940, as amended, of the Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., the Fund's Adviser, thus having the effect of automatically terminating the Sub-Advisory Agreement. In the event of the automatic termination of the Sub-Advisory Agreement, it is expected that a new Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., pursuant to which Gallatin would continue to serve as the Fund's Sub-Adviser following completion of the Acquisition, would be presented to the Fund's Board of Trustees and the Fund's shareholders for their approval.

         Gallatin will be responsible for the day-to-day management of the Fund's portfolio utilizing a team of portfolio managers comprised of the following Gallatin personnel:

MARK A. KELLER, CFA, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER

         Mark Keller serves as senior vice president and chief investment officer for Gallatin. Since 1994 Mr. Keller has led the Asset Management program for A.G. Edwards, Inc. and its affiliates and continues in this capacity now as part of the wholly-owned subsidiary, Gallatin Asset Management. Mr. Keller also chairs the A.G. Edwards & Sons, Inc. Investment Strategy Committee. Prior to 1994, he served for 15 years in A.G. Edwards & Sons, Inc.'s Securities Research Department as an analyst covering a variety of industries. During his last five years in Securities Research, Mr. Keller served as equity strategist and manager of the firm's Focus List. He has been a CFA charterholder since 1984 and has a B.A. from Wheaton College (Illinois).

DAVID B. MIYAZAKI, CFA, VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

         David Miyazaki serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. He is also a member of the A.G. Edwards & Sons, Inc. Investment Strategy Committee, working to establish and maintain the firm's asset allocation recommendations. Prior to joining A.G. Edwards & Sons, Inc. in 1999, Mr. Miyazaki managed a short-term interest rate arbitrage portfolio while at Koch Industries from 1996 to 1999. He worked as an analyst for Prudential Capital's private placement group from 1994 to 1996 and traded mortgage-backed securities for a boutique firm in Dallas, Texas, from 1991 to 1993. Mr. Miyazaki has been a CFA charterholder since 1995. He graduated from Texas Christian University with a B.A. in business administration.

DANIEL T. WINTER, CFA, VICE PRESIDENT, EQUITY PORTFOLIO MANAGER

         Dan Winter serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. He has served A.G. Edwards, Inc. and its affiliates in an equity portfolio manager capacity since 1992, first for A.G. Edwards Trust Co., then with A.G. Edwards & Sons, Inc.'s Asset Management department and continues in this capacity now as part of the wholly-owned subsidiary, Gallatin Asset Management. During his tenure with A.G. Edwards Trust Co., Mr. Winter specialized in the management of a variety of portfolios, including charitable remainder trusts, foundations, endowments, employee benefits, and rabbi and personal trusts; in 1996 he formally joined the Asset Management department. He also directs the daily trading for the equity portfolios. Mr. Winter has been a CFA charterholder since 1995. He earned a B.A. in business management with a finance concentration from Eckerd College (St. Petersburg, Florida) and an M.B.A. from Saint Louis University.

         For additional information concerning Gallatin, including a description of the services provided, and additional information about the Fund's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolios managers' ownership of Fund shares, see "Sub-Adviser" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

         Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Adviser at the annual rate of 1.00% of Managed Assets.

         For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

         In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Adviser), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing Shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

         The Sub-Adviser receives a portfolio management fee at the annual rate of 0.50% of Managed Assets, which is paid by the Adviser out of the Adviser's management fee.

         A discussion regarding the basis for the approval of the Investment Management Agreement and Sub-Advisory Agreement by the Board of Trustees will be available in the Fund's initial semi-annual report to shareholders, for the period ending May 31, 2007.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

         Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration of Trust requires a shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration of Trust gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. Notwithstanding the foregoing, the Declaration of Trust permits the Trustees to establish separate voting powers of the Preferred Shares. See "Description of Preferred Shares -- Voting Rights" above.

         The Declaration of Trust further provides that the Trustees may amend the Declaration of Trust in any respect without shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, Trustees, officers or, employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment. The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but by action of two-thirds of the Trustees, the Board may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may be amended only by a vote of two-thirds of the Trustees then in office.

         Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize:

         (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of Trustees by Common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are preferred shares outstanding, the affirmative vote of the holders of two-thirds of the preferred shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects preferred shares, if any, then an affirmative vote of two-thirds of the preferred shares, including the Preferred Shares, voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

         The provisions of the Declaration of Trust described above could have the effect of depriving the shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

         The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fee. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

         Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                            REPURCHASE OF FUND SHARES

         The Fund is a closed-end investment company and therefore shareholders do not have the right to cause the Fund to redeem their Common Shares. The Fund may repurchase Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but the Fund is under no obligation to do so. Any determination to repurchase Common Shares would reduce the asset coverage for the Preferred Shares and might make it necessary or desirable for the Fund to redeem Preferred Shares. As described above in "Description of Preferred Shares--Distributions and Rate Periods--Distribution Restrictions," the repurchase of Common Shares may be restricted or prohibited at times when there exists accumulated and unpaid distributions on the Preferred Shares.


                               FEDERAL TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning and disposing of Preferred Shares. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets held by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Preferred Shareholders.

         The Preferred Shares will constitute stock, and distributions by the Fund with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under
Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service might take a contrary position, asserting, for example, that the Preferred Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions to you would constitute interest, whether or not they exceeded the Fund's earnings and profits, would be included in full in your income, and would be taxed as ordinary income. The Fund's counsel believes that such a position, if asserted by the Internal Revenue Service, would be unlikely to be upheld by a competent court.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

         The IRS currently requires that a RIC that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, the Fund intends each taxable year to allocate capital gain dividends for tax purposes among the Common Shares and the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. In order to satisfy both the 1940 Act requirement that capital gains dividends be distributed only once (or, under certain circumstances, twice) per year and the federal income tax requirements, the Fund may under certain circumstances be forced to retain capital gains and pay tax on those retained gains at the Fund level, all without the benefit of deemed gain distributions and deemed tax credits to the Fund's shareholders; in addition, the Fund's shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, compliance with both the 1940 Act and the RIC federal income tax requirements may result in double taxation of gains that the Fund has to retain and pay tax on, or alternatively, the Fund may accelerate capital losses and defer capital gains, even if this would be contrary to the Fund's otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation.

         In addition, also because of the 1940 Act limitations on when capital gain dividends may be distributed, shareholders who hold Shares on the ex-dividend date for a capital gains dividend will be entitled to a capital gains dividend, but shareholders who hold shares at other times during the year (but not on the capital gains ex-dividend date) would not be entitled to a capital gains dividend.

         As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to Preferred Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to Preferred Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual Preferred Shareholders and would be eligible for the corporate dividends received deduction.

DISTRIBUTIONS

         Distributions paid out of the Fund's investment company taxable income (computed without regard to deduction for distributions paid) generally are taxable to a Preferred Shareholder as ordinary income to the extent of the Fund's earnings and profits. However, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income distributions received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period requirements are satisfied and provided the distributions are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are treated as qualified dividend income only in certain circumstances. Distributions paid out of the Fund's investment company taxable income that are not attributable to qualified dividend income received by the Fund itself are not taxed to individual Preferred Shareholders at the same rates that apply to net capital gain but are generally taxed at the Preferred Shareholder's higher ordinary tax rate.

         These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2011.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Preferred Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

DIVIDENDS RECEIVED DEDUCTION

         A corporation that owns shares will generally be entitled to the 70% dividends received deduction with respect to a portion of the dividends received from the Fund.

SALE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

NATURE OF THE FUND'S INVESTMENTS

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as short-term capital gain dividends attributable to certain short-term capital gains recognized by the Fund are subject to similar rules.

         In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as interest-related dividends attributable to certain interest received by the Fund may not be subject to U.S. federal income tax when received by certain non-U.S. shareholders, provided the Fund makes certain elections and certain conditions are met.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

         As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.


                                  UNDERWRITING

         The Underwriters named below, acting through A.G. Edwards & Sons, Inc., as lead manager and ___________ as their representatives (including A.G. Edwards

& Sons, Inc., the "Representatives"), have severally agreed, subject to the terms and conditions of the underwriting agreement with the Fund, First Trust Advisors and Gallatin Asset Management (the "Underwriting Agreement"), to purchase from the Fund the number of Preferred Shares set forth below opposite their respective names.

     UNDERWRITER                                        NUMBER OF   NUMBER OF
                                                        SHARES      SHARES
                                                        SERIES [ ]  SERIES [ ]

     A.G. Edwards & Sons, Inc. ......................
     [_________].....................................
          Total .....................................

         The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent registered public accounting firm. The nature of the Underwriters' obligation is such that they are committed to purchase all Preferred Shares offered hereby if they purchase any Preferred Shares.

         The Representatives have advised the Fund that the Underwriters propose to offer some Preferred Shares directly to investors at the offering price of $25,000 per Preferred Share, and may offer some Preferred Shares to certain dealers at the offering price less a concession not in excess of $[ ] per Preferred Share, and such dealers may reallow a concession not in excess of $[ ] per Preferred Share on sales to certain other dealers. The sales load the Fund will pay of $250.00 per share is equal to 1.00% of the initial offering price. Preferred Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

         The Fund, First Trust Advisors and Gallatin Asset Management have each agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

         The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of portfolio transactions after they have ceased to be an Underwriter and, subject to certain restrictions, may so act while they are Underwriters.

         The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in Auctions as a Broker-Dealers and receive fees as set forth under "The Auction" and in the SAI under "Additional Information Concerning Auctions for Preferred Shares." The Underwriters are active underwriters of, and dealers in securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

         In connection with this offering, the Underwriters or selected dealers may distribute prospectuses electronically.

         The settlement date for the purchase of Preferred Shares will be , 2007 as agreed upon by the Underwriters, the Fund, First Trust
Advisors and Gallatin Asset Management pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

         On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle with A.G. Edwards, Inc. under which Wachovia Corp. will acquire A.G. Edwards, Inc. A.G. Edwards & Sons, Inc. is a wholly-owned subsidiary of A.G. Edwards, Inc.

         Gallatin Asset Management, Inc., a wholly-owned subsidiary of A.G. Edwards, Inc., also serves as the Fund's Sub-Adviser and receives compensation for its services. See "Risks--Certain Affiliations" and "Management of the Fund."

         The address of the lead managing underwriter is A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63108.


               CORPORATE FINANCE SERVICES AND CONSULTING AGREEMENT

         First Trust Advisors (and not the Fund) has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. and has agreed to pay from its own assets a Service Fee to A.G. Edwards & Sons, Inc. This Service Fee will be payable quarterly at the annual rate of 0.15% of the Fund's average daily net assets and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, A.G. Edwards & Sons, Inc. will: (i) provide relevant information, studies or reports regarding closed-end investment companies with similar investment objectives and/or strategies as the Fund as well as general trends in the closed-end investment company and asset management industries, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the NAV of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the Common Shares relating to the trading price and market price thereof upon which First Trust Advisors and A.G. Edwards & Sons, Inc. shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market.


          ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT AND TRANSFER AGENTS

         The custodian of the assets of the Fund is PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153. The Fund's transfer, shareholder services and dividend paying agent with respect to the Common Shares is PFPC Inc., 4400 Computer Dr., Westboro, Massachusetts 01581. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. PFPC Trust Company and PFPC Inc., are both members of The PNC Financial Services Group, Inc. As compensation for these services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.10% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets. The Fund's transfer agent, registrar and distribution paying agent with respect to the Preferred Shares is _________, _________.


                                 LEGAL OPINIONS

         Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.


            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
                                                                                                       Page
INVESTMENT OBJECTIVES...................................................................................1
INVESTMENT RESTRICTIONS.................................................................................1
INVESTMENT POLICIES AND TECHNIQUES......................................................................3
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS................................6
OTHER INVESTMENT POLICIES AND TECHNIQUES...............................................................13
MANAGEMENT OF THE FUND.................................................................................19
INVESTMENT ADVISER.....................................................................................25
PROXY VOTING POLICIES AND PROCEDURES...................................................................27
SUB-ADVISER............................................................................................27
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................................................31
DESCRIPTION OF SHARES..................................................................................33
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF THE PREFERRED SHARES.................................35
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS.............................................40
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.................................................43
FEDERAL INCOME TAX MATTERS.............................................................................45
PERFORMANCE RELATED AND COMPARATIVE INFORMATION........................................................51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................................................54
CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT...........................................54
ADDITIONAL INFORMATION.................................................................................54
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................................56
FINANCIAL STATEMENTS...................................................................................57



APPENDIX A  --  DESCRIPTION OF RATINGS................................................................A-1
APPENDIX B  --  GALLATIN ASSET MANAGEMENT, INC. PROXY VOTING GUIDELINES...............................B-1
APPENDIX C  --  STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF
                SERIES__ AUCTION PREFERRED SHARES AND SERIES __ AUCTION PREFERRED SHARES..............C-1

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE COVER PAGE OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

                                                                 PAGE

Prospectus Summary................................................1
Financial Highlights.............................................25
The Fund.........................................................26
Use of Proceeds..................................................26
Capitalization...................................................27
Risks............................................................28
The Fund's Investments...........................................48
Description of Preferred Shares..................................62
The Auction......................................................76
Description of Borrowings........................................84
Description of Common Shares.....................................85
Management of The Fund...........................................85
Certain Provisions In The Declaration of Trust and By-Laws.......88
Repurchase of Fund Shares........................................90
Federal Tax Matters..............................................91
Underwriting.....................................................96
Corporate Finance Services And Consulting Agreement..............98
Administrator, Custodian, Fund Accountant and Transfer Agents....98
Legal Opinions...................................................99
Table of Contents of the Statement of Additional Information....100






                              FIRST TRUST/GALLATIN
                               SPECIALTY FINANCE &
                          FINANCIAL OPPORTUNITIES FUND

                                PREFERRED SHARES

                             ____ SHARES, SERIES [ ]
                             _____SHARES, SERIES [ ]



                                   PROSPECTUS



                                  A.G. EDWARDS











                                           , 2007



                                    Back Cover

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED JUNE 13, 2007


     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                            AUCTION PREFERRED SHARES

                                  Series _____
                                  Series _____


                       STATEMENT OF ADDITIONAL INFORMATION

        First Trust /Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund") is a recently organized, closed-end, non-diversified management investment company.

        This Statement of Additional Information relating to Series _ Auction Preferred Shares and Series __ Auction Preferred Shares, each of beneficial interest of the Fund (the "Preferred Shares"), is not a prospectus, but should
be read in conjunction with the Fund's Prospectus dated        , 2007 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares. Investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

        This Statement of Additional Information is dated _______, 2007.

                                TABLE OF CONTENTS

                                                                                                       Page
INVESTMENT OBJECTIVES...................................................................................1
INVESTMENT RESTRICTIONS.................................................................................1
INVESTMENT POLICIES AND TECHNIQUES......................................................................3
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS................................6
OTHER INVESTMENT POLICIES AND TECHNIQUES...............................................................13
MANAGEMENT OF THE FUND.................................................................................19
INVESTMENT ADVISER.....................................................................................25
PROXY VOTING POLICIES AND PROCEDURES...................................................................27
SUB-ADVISER............................................................................................27
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................................................31
DESCRIPTION OF SHARES..................................................................................33
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF THE PREFERRED SHARES.................................35
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS.............................................40
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.................................................43
FEDERAL INCOME TAX MATTERS.............................................................................45
PERFORMANCE RELATED AND COMPARATIVE INFORMATION........................................................51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................................................54
CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT...........................................54
ADDITIONAL INFORMATION.................................................................................54
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................................56
FINANCIAL STATEMENTS...................................................................................57



APPENDIX A  --  DESCRIPTION OF RATINGS................................................................A-1
APPENDIX B  --  GALLATIN ASSET MANAGEMENT, INC. PROXY VOTING GUIDELINES...............................B-1
APPENDIX C  --  STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF
                SERIES__ AUCTION PREFERRED SHARES AND SERIES __ AUCTION PREFERRED SHARES..............C-1

                              INVESTMENT OBJECTIVES

        Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

        The Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Gallatin Asset Management, Inc. ("Gallatin" or "Sub-Adviser") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund will concentrate its investments in securities of companies within industries in the financial sector. The concentration of the Fund's assets in a group of industries is likely to present more risks than a fund that is broadly diversified over several industries.

        Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

        The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.


                             INVESTMENT RESTRICTIONS

        The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

                1. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to securities of companies within industries in the financial sector or obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

                2. Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

                3. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 2 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

                4. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

                5. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                6. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

                7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

        Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

        In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

                2. Purchase securities of listed companies for the purpose of exercising control.

        The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


                       INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

PORTFOLIO COMPOSITION

        Derivatives. The Fund may, but is not required to, use various derivatives described below to reduce interest rate risk arising from any use of financial leverage, facilitate portfolio management, mitigate risks, including interest rate, currency and credit risks, and/or earn income. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or enter into credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

        Other Investment Companies. The Fund may invest in the securities of other investment companies, including BDCs, to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act, including any exemptive relief or no-action guidance from the Securities and Exchange Commission. Generally, the provisions of the 1940 Act limit the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund's total outstanding voting securities. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Sub-Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

        The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

        Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the periods in which the net proceeds of the offerings of the Common Shares and Preferred Shares are being invested, the issuance of additional preferred shares, if any, commercial paper or notes and/or borrowings are being invested, or during periods in which First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") or the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. The Adviser's or the Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

        The cash and cash equivalents are defined to include, without limitation, the following:

               (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
        (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

               (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

               (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

               (5) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

               (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

               (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

DERIVATIVES RISK

        The Fund may use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. Derivative instruments the Fund may use include interest rate options, futures, swaps, caps, floors, and collars, and other derivative transactions. These strategic transactions will be entered into to generate income or to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

        A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Adviser possesses the skills necessary for the successful utilization of derivative transactions. The Fund will incur brokerage and other costs in connection with its derivative transactions.

        The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

        The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

        In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

        The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

        At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

        It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

        If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

        Although the Fund believes that use of the derivative transactions described above will benefit the Fund, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

        Because these derivative transactions designed to mitigate risk are entered into for good-faith risk management purposes, the Sub-Adviser and the Fund believe these hedging transactions do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Fund's records. If the Fund enters into a swap on other than a net basis, the Fund intends to segregate assets on the Fund's records in the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

        The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

        Credit Default Swap Transactions. The Fund may invest in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the underlying reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the underlying reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the underlying reference obligation directly.

        The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

        Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

               (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

               (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

               (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

               (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

               (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

               (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

        The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Adviser, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

        Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

        Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

        With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue preferred shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

        Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE STRATEGIES

        General Description of Derivative Strategies. The Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Financial leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps or other credit derivative instruments.

        Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

        General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

        Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

        Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC in a segregated account on the Fund's records in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Options. The Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

        Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

        Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

        Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

        An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

        Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

        Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

        As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

        If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

        Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

        In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

        In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

        A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

        Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

        Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

        Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

        Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

        A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

        Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

        The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The Board of Trustees is divided into three classes, Class I, Class II and Class
III. Each Trustee was initially elected for a term of from one to three years, depending on the class, as more fully described below. In connection with the issuance of the Preferred Shares, one Trustee from Class II and one Trustee from Class III shall be designated to be elected by the holders of all outstanding senior equity securities of the Fund (including the Preferred Shares), voting together as a single class. At the time of issuance of the Preferred Shares, no other senior equity securities will be outstanding. Upon expiration of their existing terms, the Trustee will be elected either by the holders of the Common Shares and holders of senior equity securities (voting together as a single class), or by the holders of the outstanding senior equity securities, as applicable, to serve until the third succeeding annual shareholder meeting subsequent to his or her election or thereafter in each case when his or her respective successors are duly elected and qualified. Holders of Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus. The officers of the Fund serve indefinite terms.


        The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                               Term of                                             Number of
                                               Office(2)                                           Portfolios
                                               and Year                                            in Fund          Other
                           Position and        First                    Principal                  Complex          Directorships
Name, Address and Date     Offices with        Elected or               Occupations                Overseen         Held by
of Birth                   Fund                Appointed                During Past 5 Years        by Trustee       Trustee
______________________     ____________        __________               ___________________        __________       _____________

Trustee who is an
Interested Person of
the Fund
____________________
James A. Bowen(1)          President,          o Class III (3)(4)        President, First          54 Portfolios    Trustee of
1001 Warrenville Road,     Chairman of                                   Trust Portfolios  L.P.                     Wheaton
  Suite 300                the Board,          o 2007                    and First Trust                            College
Lisle, IL 60532            Chief Executive                               Advisors; Chairman
D.O.B.: 09/55              Officer and                                   of the Board of
                           Trustee                                       Directors, Bond
                                                                         Wave LLC and
                                                                         Stonebridge
                                                                         Advisors LLC

Trustees who are not
Interested Persons of
the Fund
______________________

Richard E. Erickson       Trustee              o Class II (3)(4)         Physician; President,     54 Portfolios    None
c/o First Trust                                                          Wheaton Orthopedics;
Advisors L.P.                                  o 2007                    Co-owner and
1001 Warrenville Road,                                                   Co-Director, Sports Med
  Suite 300                                                              Center for Fitness;
Lisle, IL 60532                                                          Limited Partner,
D.O.B.: 04/51                                                            Gundersen Real Estate
                                                                         Partnership

                                      -19-


Thomas R. Kadlec         Trustee               o Class II (3)(4)         Senior Vice President,     54 Portfolios   None
c/o First Trust                                                          (May 2007 to Present);
Advisors L.P.                                  o 2007                    Vice President, Chief
1001 Warrenville Road,                                                   Financial Officer
  Suite 300                                                              (1990 to May 2007),
Lisle, IL 60532                                                          ADM Investor Services,
D.O.B.: 11/57                                                            Inc. (Futures Commission
                                                                         Merchant); Vice President
                                                                         (May 2005 to Present),
                                                                         ADM Derivatives, Inc.;
                                                                         Registered Representative
                                                                         (2000 to Present),
                                                                         Segerdahl & Company,
                                                                         Inc., an NASD member
                                                                         (Broker-Dealer)

Robert F. Keith          Trustee               o Class I (3)(4)          President, Hibs            54 Portfolios   None
c/o First Trust                                                          Enterprises (Financial and
Advisors L.P.                                  o 2007                    Management Consulting)
1001 Warrenville Road,                                                   (2003 to Present);
  Suite 300                                                              President, Aramark
Lisle, IL 60532                                                          Service Master
D.O.B.: 11/56                                                            Management (2001 to
                                                                         2003); President and Chief
                                                                         Operating Officer, Service
                                                                         Master Management
                                                                         Services (1998 to 2003)

Niel B. Nielson         Trustee                 o Class III (3)(4)       President, (2002  to        54 Portfolios  Director of
c/o First Trust                                                          Present) Covenant                          Covenant
Advisors L.P.                                   o 2007                   College; Associate Pastor,                 Transport Inc.
1001 Warrenville Road,                                                   (1997 to 2002) College
  Suite 300                                                              Church in Wheaton
Lisle, IL 60532
D.O.B.: 03/54

Officers of the Fund
____________________
Mark R. Bradley          Treasurer,            o Indefinite term         Chief Financial Officer,     N/A             N/A
1001 Warrenville Road,   Controller, Chief                               Managing Director, First
  Suite 300              Financial Officer and o 2007                    Trust Portfolios  L.P. and
Lisle, IL 60532          Chief Accounting                                First Trust Advisors;
D.O.B.: 11/57            Officer                                         Chief Financial Officer,
                                                                         BondWave LLC and
                                                                         Stonebridge Advisors LLC

Kelley Christensen       Vice President        o Indefinite term         Assistant Vice President      N/A            N/A
1001 Warrenville Road,                                                   of
Suite 300                                      o 2007                    First Trust Portfolios L.P.
Lisle, IL 60532                                                          and
D.O.B.: 09/70                                                            First Trust Advisors L.P.

Christopher R. Fallow    Assistant Vice        o Indefinite term         Assistant Vice President    N/A              N/A
1001 Warrenville Road,   President                                       of First Trust Portfolios
Suite 300                                      o 2007                    L.P. and
Lisle, IL 60532                                                          First Trust Advisors L.P.
D.O.B.: 04/79

                                      -20-

James M. Dykas           Assistant             o Indefinite term         Senior Vice President       N/A             N/A
1001 Warrenville Road,   Treasurer                                       (April 2007 to Present),
Suite 300                                      o 2007                    Vice President, First Trust
Lisle, IL 60532                                                          Portfolios L.P. (January
D.O.B.: 01/66                                                            2005 to April 2007);
                                                                         Executive Director of Van
                                                                         Kampen Asset Management
                                                                         and Morgan Stanley
                                                                         Investment Management
                                                                         (December 2002 to January
                                                                         2005); Vice President, Van
                                                                         Kampen Asset Management
                                                                         and Morgan Stanley
                                                                         Investment Management
                                                                         (December 2000 to December
                                                                         2002)

W. Scott Jardine        Secretary and Chief    o Indefinite term         General Counsel, First      N/A             N/A
1001 Warrenville Road,  Compliance Officer                               Trust Portfolios L.P.
  Suite 300                                    o 2007                    and First Trust Advisors;
Lisle, IL 60532                                                          Secretary, BondWave
D.O.B.: 05/60                                                            LLC and Stonebridge
                                                                         Advisors LLC

Daniel J. Lindquist      Vice President       o Indefinite term          Senior Vice President       N/A             N/A
1001 Warrenville Road                                                    (September 2005
  Suite 300                                   o 2007                     to Present), Vice President
Lisle, IL 60532                                                          (April 2004 to
D.O.B: 02/70                                                             September 2005), First
                                                                         Trust Portfolios L.P. and
                                                                         First Trust Advisors;
                                                                         Chief Operating Officer,
                                                                         Mina Capital
                                                                         Management, LLC
                                                                         (January 2004 to
                                                                         April 2004); Chief
                                                                         Operating Officer,
                                                                         Samaritan Asset
                                                                         Management Services,
                                                                         Inc. (April 2000 to
                                                                         January 2004)

Kristi A. Maher         Assistant Secretary   o Indefinite term          Deputy General Counsel      N/A              N/A
1001 Warrenville Road,                                                   (May 2007 to Present),
  Suite 300                                   o 2007                     Assistant General Counsel
Lisle, IL 60532                                                          (March 2004 to May
D.O.B.: 12/66                                                            2007), First Trust
                                                                         Portfolios L.P. and First
                                                                         Trust Advisors; Associate
                                                                         (1995 to March 2004),
                                                                         Chapman and Cutler LLP)

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors, investment adviser of the Fund.

(2)   Officer positions with the Fund have an indefinite term.

(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Mr. Keith, as a Class I Trustee, serves a term until the next annual shareholder meeting called for the purpose of electing Trustees.

      - Messrs. Kadlec and Erickson, as Class II Trustees, serve a term until the second succeeding annual shareholder meeting called for the purpose of

                                      -21-

      electing Trustees. Thereafter, Mr. Erickson shall be subject to election by the holders of the Common Shares and the senior equity securities, including the Preferred Shares, voting together as a single class, while Mr. Kadlec shall be a Trustee to be elected solely by all outstanding senior equity securities, including the Preferred Shares, voting together as a single class.

      - Messrs. Nielson and Bowen, as Class III Trustees, serve a term until the third succeeding annual shareholder meeting called for the purpose of electing Trustees. Thereafter, Mr. Bowen shall be subject to election by the holders of the Common Shares and the senior equity securities, including the Preferred Shares, voting together as a single class while Mr. Nielson shall be a Trustee to be elected solely by all outstanding senior equity securities, including the Preferred Shares, voting together as a single class.

(4)   Each Trustee has served in such capacity since the Fund's inception.

        The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration and By-Laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Preferred Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of distributions. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. The Fund has a retirement policy of age 72 for trustees. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate;
(d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

        The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee.

        The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Keith serve on the Audit Committee.

        Messrs. Erickson, Nielson, Keith, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund with 8 portfolios advised by First Trust Advisors, the First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/ Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First
Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund, closed-end funds advised by First Trust Advisors, and First Trust Exchange-Traded Fund and First Trust Exchange-Traded AlphaDEX Fund, exchange-traded funds advised by First Trust Advisors (collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Fallow, Assistant Vice President of the Fund, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Trust Value Line(R) 100 Fund, First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund and First Trust Exchange-Traded AlphaDEX Fund.

        Each investment company in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per investment company for the first 14 investment companies in the First Trust Fund Complex and an annual retainer of $7,500 per investment company for each subsequent investment company added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Mr. Kadlec is paid $10,000 annually to serve as the Lead Trustee and Mr. Nielson is paid $5,000 annually to serve as Chairman of the Audit Committee, with such compensation paid by the investment companies in the First Trust Fund Complex and divided among those investment companies. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.

        The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the trustees by the First

Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                  ESTIMATED TOTAL COMPENSATION
                         ESTIMATED AGGREGATE             FROM FUND AND
 NAME OF TRUSTEE      COMPENSATION FROM FUND (1)         FUND COMPLEX(2)
 James A. Bowen                  $0                            $0
 Richard E. Erickson           $9,559                       $162,500
 Thomas R. Kadlec              $10,147                      $172,500
 Robert F. Keith               $9,559                       $162,500
 Niel B. Nielson               $9,583                       $167,500
--------------------
(1) The compensation estimated to be paid by the Fund to the trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Keith, Kadlec and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open--end fund (with 8 portfolios), the First Trust Exchange-Traded Fund and the First Trust Exchange-Traded AlphaDEX Fund, exchange-traded funds, plus estimated compensation to be paid to these trustees by the First Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, the First Trust Tax-Advantaged Preferred Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund.


        The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

        The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the trustees in the First Trust Fund Complex as of May 31, 2007:

                                               AGGREGATE DOLLAR RANGE OF
                                                  EQUITY SECURITIES IN
                   DOLLAR RANGE OF        ALL REGISTERED INVESTMENT COMPANIES
                  EQUITY SECURITIES              OVERSEEN BY TRUSTEE IN
TRUSTEE              IN THE FUND                FIRST TRUST FUND COMPLEX
Mr. Bowen               None                       Over $100,000
Mr. Erickson            None                       $ 50,001-$100,000
Mr. Kadlec              None                       Over $100,000
Mr. Keith               None                       Over $100,000
Mr. Nielson             None                       $ 50,001- $100,000

        As of May 31, 2007, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.


                               INVESTMENT ADVISER

        First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Adviser (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the portfolio.

        First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

        First Trust Advisors is also adviser or sub-adviser to 25 mutual funds, 12 exchange-traded funds and 14 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $70 billion in gross assets have been deposited in First Trust Portfolios unit investment trusts.

        First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not the purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

        In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agency, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

        The Investment Management Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management and Sub-Advisory Agreements will be available in the Fund's semi-annual report for the fiscal period ending May 31, 2007.

CODE OF ETHICS

        The Fund, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.


                      PROXY VOTING POLICIES AND PROCEDURES

        The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

        The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Gallatin. Gallatin's Proxy Voting Policy is set forth in Appendix B to this Statement of Additional Information.

        Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling (800) 621-1675 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                   SUB-ADVISER

        Gallatin, a registered investment adviser, acts as Sub-Adviser to the Fund. Gallatin provides asset management and advisory services to high net worth individuals and institutional investors. Gallatin, organized in 2005, is a wholly-owned subsidiary of A.G. Edwards, Inc. The majority of Gallatin's investment personnel previously comprised A.G. Edwards' Asset Management Department, and its investment management team has remained intact since that time. Its 13 managers and analysts count more than 180 years of aggregate investment experience.

        Among its investment strategies, Gallatin has approximately $10.3 billion of assets under management as of May 31, 2007. Of these, approximately $3.1 billion are managed in equity and investment grade fixed income portfolios. Gallatin also manages approximately $7.2 billion in portfolios of selected exchange-traded funds ("ETFs") that are guided by proprietary asset allocation models. These models are driven by the firm's analysis of cyclical changes within the economy and financial markets combined with quantitative modeling. Gallatin's advisory arm also employs investment manager analysts who provide careful selection and monitoring of mutual funds, unit investment trusts, ETFs and separate account managers.

        On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle with A.G. Edwards, Inc. under which Wachovia Corp. will acquire A.G. Edwards, Inc. (the "Acquisition"). Gallatin is a wholly-owned subsidiary of A.G. Edwards, Inc. Subject to certain regulatory approvals and the approval by the shareholders of A.G. Edwards, Inc., the Acquisition is expected to be completed in the fourth quarter of 2007. Depending on the structure and terms of the Acquisition, the Acquisition, if completed, may result in a change of control of Gallatin which would constitute an assignment, as that term is defined in the Investment Company Act of 1940, as amended, of the Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., the Fund's Adviser, thus having the effect of automatically terminating the Sub-Advisory Agreement. In the event of the automatic termination of the Sub-Advisory Agreement, it is expected that a new Sub-Advisory Agreement among the Fund, Gallatin and First Trust Advisors L.P., pursuant to which Gallatin would continue to serve as the Fund's Sub-Adviser following completion of the Acquisition, would be presented to the Fund's Board of Trustees and the Fund's shareholders for their approval.

        Gallatin will be responsible for the day-to-day management of the Fund's portfolio utilizing a team of portfolio managers comprised of the following Gallatin personnel:

Mark A. Keller, CFA, Senior Vice President, Chief Investment Officer

        Mark Keller serves as senior vice president and chief investment officer for Gallatin. Since 1994 Mr. Keller has led the Asset Management program for A.G. Edwards, Inc. and its affiliates and continues in this capacity now as part of the wholly owned subsidiary, Gallatin Asset Management. Mr. Keller also chairs the A.G. Edwards Investment Strategy Committee. Prior to 1994, he served for 15 years in A.G. Edwards' Securities Research Department as an analyst covering a variety of industries. During his last five years in Securities Research, Mr. Keller served as equity strategist and manager of the firm's Focus List. He has been a CFA charterholder since 1984 and has a B.A. from Wheaton College (Illinois).

David B. Miyazaki, CFA, Vice President, Equity Portfolio Manager

        David Miyazaki serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. He is also a member of the A.G. Edwards Investment Strategy Committee, working to establish and maintain the firm's asset allocation recommendations. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki managed a short-term interest rate arbitrage portfolio for Koch Industries from 1996 to 1999. He worked as an analyst for Prudential Capital's private placement group from 1993 to 1996 and traded mortgage-backed securities for a boutique firm in Dallas, Texas, from 1991-1993. Mr. Miyazaki has been a CFA charterholder since 1995. He graduated from Texas Christian University with a B.A. in business administration.

Daniel T. Winter, CFA, Vice President, Equity Portfolio Manager

        Dan Winter serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. He has served A.G. Edwards, Inc. and its affiliates in an equity portfolio manager capacity since 1992, first for A.G. Edwards Trust Co., then with A.G. Edwards Asset Management department and continues in this capacity now as part of the wholly owned subsidiary, Gallatin Asset Management. During his tenure with A.G. Edwards Trust Co., Mr. Winter specialized in the management of a variety of portfolios, including charitable remainder trusts, foundations, endowments, employee benefits, and rabbi and personal trusts; in 1996 he formally joined the Asset Management department. He also directs the daily trading for the equity portfolios. Mr. Winter has been a CFA charterholder since 1995. He earned a B.A. in business management with a finance concentration from Eckerd College (St. Petersburg, Fla.) and an M.B.A. from Saint Louis University.

        The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts. The advisory fees received by Gallatin in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

                          NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                             AS OF JANUARY 31, 2007

  PORTFOLIO MANAGER        REGISTERED INVESTMENT
                           COMPANIES               OTHER POOLED
                          (OTHER THAN THE FUND)    INVESTMENT VEHICLES      OTHER ACCOUNTS
Mark Keller                Number: 2               Number: 12               Number: 47,190
                           Assets: $450 million    Assets: $71.33 million   Assets:  $8.59 billion

Daniel Winter              Number: 2               Number: 11               Number: 45,275
                           Assets: $450 million    Assets: $26.0 million    Assets:  $7.33 billion

David Miyazaki             Number: 2               Number: 11               Number: 45,275
                           Assets: $450 million    Assets: $26.0 million    Assets:  $7.33 billion


        As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by Gallatin may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, Gallatin believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Gallatin has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

        Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

        As of February 28, 2007, the portfolio managers received all of their compensation from Gallatin. Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

        At May 31, 2007, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

        The Sub-Adviser, subject to the Board of Trustees' and Adviser's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

        Pursuant to the Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees, as set forth in the Fund's Prospectus.

        The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Adviser, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser.

        All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of the Board of Trustees, the Sub-Adviser shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Adviser and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Adviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage (as defined in Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

        The Sub-Adviser's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

        In arranging for the purchase and sale of clients' portfolio securities, the Sub-Adviser takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Adviser's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Adviser does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

        When buying or selling securities in dealer markets, the Sub-Adviser generally prefers to deal directly with market makers in the securities. The Sub-Adviser will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Adviser and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

        The Sub-Adviser may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Adviser's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

        Portfolio transactions for each client account will generally be completed independently, except when the Sub-Adviser is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Adviser endeavors, when possible, to use an "averaging" procedure.

        Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Adviser unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

        The Sub-Adviser may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.


                              DESCRIPTION OF SHARES

COMMON SHARES

        The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, including the Preferred Shares, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

        The Fund's Common Shares are currently listed on the New York Stock Exchange. The trading or ticker symbol of the Common Shares is "FGB." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

        Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARES

        Under the terms of the Declaration, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of preferred shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees.

        The Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by the Fund). Preferred shares of the Fund will rank on parity with shares of any other class or series of preferred shares of the Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All preferred shares of the Fund carry one vote per share on all matters on which such shares are entitled to be voted. The Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

BORROWINGS

        The Declaration authorizes the Fund, without prior approval of the Common or Preferred Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

        Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund is subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for short-term corporate debt securities or the Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

        Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common and Preferred Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common and Preferred Shareholders in certain circumstances.

        Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

        The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


     ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF THE PREFERRED SHARES

GENERAL

        DTC will act as the Securities Depository with respect to each series of Preferred Shares. All of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. The global certificates held by Cede & Co. will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Statement Establishing and Fixing the Rights and Preferences of Series __ Auction Preferred Shares and Series __ Auction Preferred Shares. We will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of our trustees, in circumstances described under "Description of Preferred Shares-Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of the Preferred Shares. Owners of Preferred Shares are not entitled to receive certificates representing their ownership interest.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participants in the Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

        The Auction Agent, currently ___________, will act as our agent in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. We will indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the Auction Agency

Agreement and under the Broker-Dealer Agreements entered into by the Auction Agent pursuant to the Auction Agency Agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct. We will pay to the Auction Agent from time to time reasonable compensation for all services rendered by it under the Auction Agency Agreement.

        The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under the "The Auction" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

BROKER-DEALERS

        The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of [___ of 1%] in the case of any Auction immediately preceding a distribution period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a distribution period of one year or longer, of the liquidation preference ($25,000 per share) of the Preferred Shares placed by such Broker-Dealer at such Auction. For purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and acquired by such Broker-Dealer for its customers who are beneficial owners of those Preferred Shares or (b) the subject of an order submitted by such Broker-Dealer that is (i) a bid of an existing holder that resulted in the existing holder continuing to hold Preferred Shares as a result of the Auction or (ii) a bid of a potential holder that resulted in the potential holder purchasing Preferred Shares as a result of the Auction or (iii) a valid hold order. The Fund will pay to the Auction Agent the service charge in the amount set forth above no later than [12:00 noon] on the date of each Auction.

BROKER-DEALER BIDDING

        The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account (either as an existing holder or a potential holder), and a Broker-Dealer may routinely do so in the auction rate securities market in its sole discretion, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. If a Broker-Dealer submits an order for its own account, it would have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that Auction. Therefore, a Broker-Dealer could determine the rate and size of its order to increase the likelihood that its order will be accepted in the Auction or that the Auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Auction Agent, with funds provided by us, to serve as a Broker-Dealer in the Auction, each

Broker-Dealer's interests in conducting an Auction may differ from those of holders of Preferred Shares ("Beneficial Owners") and potential beneficial owners who participate in Auctions. A Broker-Dealer would not have knowledge of orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

        Each Broker-Dealer may routinely place one or more bids in an Auction for its own account to acquire the Preferred Shares for its inventory, to seek to prevent an event in which there are insufficient clearing bids ("Auction Failure Event") (which would result in the distribution rate being set at the maximum rate on the auction date) or to seek to prevent an Auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid outside or inside the range of rates that it posts in its "price talk." Each Broker-Dealer also may routinely encourage bidding by others in Auctions, including to prevent an Auction Failure Event or an Auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may routinely encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

        Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the distribution rate -- including preventing the applicable rate from being set at the maximum rate on the Auction date or otherwise causing bidders to receive a higher or lower rate than they might have received had such Broker-Dealer not bid or not encouraged others to bid and (ii) the allocation of Preferred Shares being auctioned -- including displacing some Beneficial Owners or potential beneficial owners who may have their bids rejected or receive fewer Preferred Shares than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Preferred Shares involves no significant liquidity or credit risk. No Broker-Dealer is obligated to continue to place such bids or encourage other bidders to do so in any particular Auction to prevent an Auction from failing or clearing at a distribution rate such Broker-Dealer believes does not reflect the market for the Preferred Shares. Investors should not assume that any Broker-Dealer will do so or that Auction Failure Events will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause unfavorable distribution rates to occur.

        In any particular Auction, if all outstanding Preferred Shares are the subject of submitted hold orders, the applicable rate for the next succeeding distribution period will be below the market rate on such Auction date, as described below (such a situation is called an "All Hold Auction"). When an All Hold Auction is likely, a Broker-Dealer may, but is not obligated to, advise Beneficial Owners of that fact, which might facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an All Hold Auction. If a Broker-Dealer decides to inform Beneficial Owners of the likelihood of an All Hold Auction, it will make that information available to all Beneficial Owners at the same time. If a Broker-Dealer holds any Preferred Shares for its own account on an Auction date, such Broker-Dealer will submit a sell order into the

Auction with respect to such Preferred Shares, which would prevent that Auction from being an All Hold Auction. A Broker-Dealer may, but is not obligated to, submit bids for its own account in that same Auction, as set forth above.

AUCTION DEALER FEES

        For many auction rate securities, a broker-dealer is appointed by the issuer of the securities to serve as a dealer for the related Auctions and is paid by the issuer for its services. With respect to the Preferred Shares, each Broker-Dealer has been appointed to serve as a dealer in the Auctions pursuant to the Broker-Dealer Agreement between the Auction Agent and such Broker-Dealer. Each Broker-Dealer Agreement provides that the Auction Agent will pay to each Broker-Dealer from funds provided by us auction dealer fees at an annual rate of a percentage of the principal amount of the Preferred Shares sold or successfully placed through such Broker-Dealer. As a result, a Broker-Dealer's interests in conducting Auctions may differ from those of investors who participate in Auctions.

        A Broker-Dealer may share a portion of the auction dealer fees it receives from the Auction Agent with other broker-dealers that submit orders through such Broker-Dealer that such Broker-Dealer successfully places in the Auction. In general, auction dealers may share with a Broker-Dealer a portion of the fees they receive from an issuer when those dealers submit orders for such Broker-Dealer (on behalf of such Broker-Dealer or its customers) into Auctions in which such Broker-Dealer does not serve as a dealer. Similarly, with respect to Auctions for other auction rate securities for which a Broker--Dealer does not serve as a dealer, the other broker-dealers who serve as dealers in those Auctions may share auction dealer fees with such Broker-Dealer for orders that such Broker-Dealer submits through those broker-dealers that those broker-dealers successfully place in those Auctions.

PRICE TALK

        Before the start of an Auction, a Broker-Dealer may, in its discretion, make available to Beneficial Owners and potential beneficial owners such Broker-Dealer's good faith judgment of the range of likely clearing rates for the Auction, based on market and other information. This is known as "price talk." Price talk is not a guarantee that the distribution rate established through the Auction will be a distribution rate within the price talk, and Beneficial Owners and potential beneficial owners are free to use it or ignore it. If a Broker-Dealer provides price talk, such Broker-Dealer will make the price talk available to all Beneficial Owners and potential beneficial owner. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Such Broker-Dealer will make such changes available to all Beneficial Owners and potential beneficial owners that were given the original price talk.

ALL-OR-NOTHING BIDS

        No Broker-Dealer accepts "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of Preferred Shares where there are not sufficient sell orders to fill all bids at the clearing rate.

NO ASSURANCES REGARDING AUCTION OUTCOMES

        None of the Broker-Dealers provides any assurance as to the outcome of any Auction. Nor does any Broker-Dealer provide any assurance that any orders will be accepted or that the Auction will clear at a rate that a bidder considers acceptable. Bids may be rejected or may be only partially filled, and the rate on any Preferred Shares purchased or retained may be lower than the bidder expected.


DEADLINES/AUCTION PERIODS

        Each particular Auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline -- called the "Internal Submission Deadline" -- by which bidders must submit bids to such Broker-Dealer. The Internal Submission Deadline is subject to change by such Broker-Dealer. A Broker-Dealer may allow for correction of clerical errors after the Internal Submission Deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Auction Submission Deadline. The Auction Agent may allow for the correction of clerical errors for a specified period of time after the Auction Submission Deadline.

        During any Auction Period, the Fund may, pursuant to the terms of the Auction Procedures, designate a Special Rate Period. In Auctions that are subject to the special rate period, a Broker-Dealer may place a bid to buy the Preferred Shares that may effectively place an upper limit on the rate that can be set at the Auction at a rate that is below the maximum rate on that Auction date. Such Broker Dealer may negotiate a separate fee from the Fund in such circumstances.

BENEFICIAL OWNER'S ABILITY TO RESELL PREFERRED SECURITIES MAY BE LIMITED

        Beneficial Owners will be able to sell all of the Preferred Shares in an Auction that are the subject of submitted sell orders only if there are bidders willing to purchase all those Preferred Shares offered for sale in the Auction. If sufficient clearing bids have not been made, Beneficial Owners that have submitted sell orders will not be able to sell in the Auction all, and may not be able to sell any, of the Preferred Shares subject to such submitted sell orders. As discussed above (see "Broker-Dealer Bidding"), a Broker-Dealer may submit a bid in an Auction to keep it from failing, but it is not obligated to do so. There may not always be enough bidders to prevent an auction from failing in the absence of a Broker-Dealer bidding in the Auction for its own account or encouraging others to bid. Therefore, Auction Failure Events are possible, especially if the Fund's credit were to deteriorate, a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to bid.

        Between Auctions, there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide Beneficial Owners the ability to resell the Preferred Shares in the secondary market on the terms or at the times desired by an Beneficial Owner. A Broker-Dealer may, in its own discretion, decide to buy or sell the Preferred Shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the par value of the Preferred Shares. However, no Broker-Dealer is obligated to make a market in the Preferred Shares, and may discontinue trading in the Preferred Shares without notice for any reason at any time. Beneficial Owners who resell between Auctions may receive less than par value, depending on market conditions.

        The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving at least 60 days notice to us. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon five days notice or immediately, in certain circumstances, and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. Resignation of the Auction Agent under the Auction Agent Agreement or a Broker-Dealer under a Broker-Dealer Agreement could impact the ability of the Fund to hold Auctions. For any Auction period during which there is no duly appointed Auction Agent, or during which there is no duly appointed Broker-Dealer, it will not be possible to hold Auctions, with the result that the interest rate on the Preferred Shares will be the maximum rate on that Auction date.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

        Under Massachusetts law, shareholders in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

        The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Fund or its shareholders, for any act, omission, or obligation of the Fund. A present or former Trustee, officer or employee of the Fund is not liable to the Fund or its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

        The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

        The Declaration also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

        The Declaration requires a shareholder vote only on those matters where the Investment Company Act of 1940 or the Fund's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. The Declaration further provides that the Trustees may amend the Declaration in any respect without shareholder approval. The Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

        The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the Trustees, the Board may from time to time be increased or decreased. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. The Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration relating to the election and removal of Trustees may be amended only by vote of two-thirds of the Trustees then in office.

        Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the

Declaration); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Fund; (5) removal of trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees.

        As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

        The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

        The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fee. The Declaration also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

        Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

        Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

        Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Description of the Preferred Shares -- Voting Rights." If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

        The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                           FEDERAL INCOME TAX MATTERS

        This section summarizes some of the main U.S. federal income tax consequences of owning and disposing of Preferred Shares. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

        This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be held by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

        As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

        The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Preferred Shareholders.

        The Preferred Shares will constitute stock, and distributions by us with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of our current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service might take a contrary position, asserting, for example, that the Preferred Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions to you would constitute interest, whether or not they exceeded our earnings and profits, would be included in full in your income, and would be taxed as ordinary income. Our counsel believes that such a position, if asserted by the Internal Revenue Service, would be unlikely to be upheld by a competent court.

        To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

        The IRS currently requires that a RIC that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our Common Shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. In order to satisfy both the 1940 Act requirement that capital gains dividends be distributed only once (or, under certain circumstances, twice) per year and the federal income tax requirements, we may under certain circumstances be forced to retain capital gains and pay tax on those retained gains at the Fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, compliance with both the 1940 Act and the RIC federal income tax requirements may result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation.

        In addition, also because of the 1940 Act limitations on when capital gain dividends may be distributed, shareholders who hold Preferred Shares on the ex-dividend date for a capital gains dividend will be entitled to a capital gains dividend, but shareholders who hold shares at other times during the year (but not on the capital gains ex-dividend date) would not be entitled to a capital gains dividend.

        As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. The Fund intends to distribute to its Preferred Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to Preferred Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

        If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to Preferred Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual Preferred Shareholders and would be eligible for the corporate dividends received deduction.

DISTRIBUTIONS

        Dividends paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits. However, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are treated as qualified dividend income only in certain circumstances. Dividends paid out of the Fund's investment company taxable income that are not attributable to qualified dividend income received by the Fund itself are not taxed to individual shareholders at the same rates that apply to net capital gain but are generally taxed at the shareholder's higher ordinary tax rate.

        These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2011.

        Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

        Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

DIVIDENDS RECEIVED DEDUCTION

        A corporation that owns shares will generally be entitled to the 70% dividends received deduction with respect to a portion of the dividends received from the Fund.

SALE OF FUND SHARES

        Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

        Any loss realized on a sale will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

        The Fund may, at its option, redeem the Preferred Shares in whole or in part and the Fund is generally required to redeem the Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of the Preferred Shares will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of the Preferred Shareholder's interest in the Fund, (c) is "substantially disproportionate" with respect to the Preferred Shareholder's interest in the Fund, or (d) with respect to a non-corporate Preferred Shareholder, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a Preferred Shareholder's ownership of Common Shares, if any, will be taken into account.

NATURE OF THE FUND'S INVESTMENTS

        Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

        The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

        The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

        U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

        Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

        Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as short-term capital gain dividends attributable to certain short-term capital gains recognized by the Fund are subject to similar rules.

        In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as interest-related dividends attributable to certain interest received by the Fund may not be subject to U.S. federal income tax when received by certain non-U.S. shareholders, provided the Fund makes certain elections and certain conditions are met.

        Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

        As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

        The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by

Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Lehman Brothers MBS Fixed Rate Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

        The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

        From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

        The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

        Average Annual Total Return will be computed as follows:

               ERV = P(1+T)/n/

          Where  P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

        The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

        Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

        Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

               ATV/D/ = P(1+T)/n/

        Where:  P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions) n = number of years
           ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

        Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

               ATV/DR/ = P(1+T)/n/

        Where:  P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions and redemption) n = number of years
          ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

        Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

               Yield = 2 [( a-b/cd +1)/6/ - 1]

        Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                d = the maximum offering price per share on the last day of the period

        Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Financial Statements of the Fund as of April 23, 2007, appearing in this Statement of Additional Information have been audited by _____________________, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. _____________________ audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of _____________________ is
______________________________________________________.


          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

        PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 4400 Computer Drive, Westboro, Massachusetts 01531, is the transfer, registrar, dividend disbursing agent and shareholder servicing agent with respect to the Common Shares for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services. ________________________________________________________________________, is the
transfer agent, registrar, and dividend paying agent with respect to the Preferred Shares.


                             ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                                      -55-

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund:

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                              FINANCIAL STATEMENTS

                   STATEMENT OF AUDITED ASSETS AND LIABILITIES

ASSETS:                                             Statement of Assets and
                                                          Liabilities
                                                         April 23, 2007

Cash                                                        $100,008
Offering costs                                              $400,000
                                                            ________
                                                            $500,008
                                                            ========
LIABILITIES:

Offering costs payable                                      $400,000
Net Assets                                                  $100,008
                                                            ========
NET ASSETS -Applicable to 5,236 shares                      $100,008
                                                            ________

NET ASSET VALUE PER SHARE (net assets divided
by 5,236 shares)                                             $19.10
                                                            ========
MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.5% of offering price)           $20.00
                                                            ________


                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES:

NOTE 1.   ORGANIZATION

        First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized on March 20, 2007 as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through April 23, 2007 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

        First Trust Advisors L.P. ("the Adviser") has assumed organization costs estimated to be $50,000. The Adviser has also agreed to assume offering costs in

                                      -57-

excess of $.04 a share, if any. Offering costs will be charged to paid-in-capital in proportion to the number of shares sold during the offering period.

        The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results could differ from those estimates.

        The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

NOTE 3.   FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

        On April 16, 2007, the Fund's Board of Trustees approved an Investment Management Agreement with the Adviser. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily managed assets as defined in the prospectus.

        Gallatin Asset Management, Inc. (the "Sub-Adviser") will receive a portfolio management fee equal to 0.50% of the Fund's average daily managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

                                      -58-

                       STATEMENT OF ASSETS AND LIABILITIES
                          __________, 2007 (UNAUDITED)

                     STATEMENT OF OPERATIONS FOR THE PERIOD
                       ENDED __________, 2007 (UNAUDITED)

                     STATEMENT OF CHANGES IN NET ASSETS FOR
                  THE PERIOD ENDED __________, 2007 (UNAUDITED)

              FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL
                  OPPORTUNITIES FUND: PORTFOLIO OF INVESTMENTS
                          __________, 2007 (UNAUDITED)

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

        Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

        Issue credit ratings are based in varying degrees, on the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o       Nature of and provisions of the obligation; and

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

        An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

        An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

        An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

        An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

        Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

        An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

        An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its

                                      A-2

financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

        An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

        An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

        The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

        An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

        The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

        The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

        The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.

                                      A-3

This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

        Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

        The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

        Not rated.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

        Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

        Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    - Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                                      A-4

    - Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

       Note rating symbols are as follows:

SP-1

        Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

        Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

        Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

        A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

        A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

        A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

        A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

        A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

        A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT RATINGS

Aaa

        Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

        Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

        Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

        Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

        Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

        Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

        Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

        Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

        Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

        There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

        This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

        This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

        This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

        This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

        In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

        This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

        This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

        This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

        This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

        Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

        Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

                                      A-9

        Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

        Fitch Rating Services, Inc.-- A brief description of the applicable Fitch Rating Services, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

        International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

        International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

        Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

        Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

        High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

        Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                     A-10

BB

        Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

        Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

        High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

        Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

        International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

                                      A-11

        A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

        International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

        Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

        Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

        Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

        Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

        High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

        Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

        "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC,' or to Short-term ratings other than `F1'.

                                      A-12

        `NR' indicates that Fitch does not rate the issuer or issue in question.

        `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                         GALLATIN ASSET MANAGEMENT, INC.
                             PROXY VOTING GUIDELINES


                          PROXY POLICIES AND PROCEDURES


THE GALLATIN PROXY COMMITTEE

        The Gallatin Specialty Finance Fund Investment Committee has established a proxy committee, the Gallatin Proxy Committee, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in what Gallatin Asset Management, Inc. ("Gallatin") believes to be the best interests of the client and the value of the investment. The Gallatin Proxy Committee consists of members of the Gallatin Specialty Finance Fund Investment Committee as well as other members of Gallatin. In addition to the Gallatin Specialty Finance Fund Investment Committee's knowledge of the companies it holds in its portfolios, the Gallatin Proxy Committee may rely upon independent research provided by third parties in fulfilling its responsibilities.

HOW THE GALLATIN PROXY COMMITTEE VOTES PROXIES-FIDUCIARY CONSIDERATIONS

        To assist in analyzing proxies, the Gallatin Proxy Committee may engage the services of an unaffiliated third party corporate governance research service to act as agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research and record keeping services. Although recommendations from outside proxy services may be reviewed and considered in making a final voting decision, the Gallatin Proxy Committee does not consider these recommendations to be determinative of its ultimate decision.

        The Gallatin Proxy Committee is responsible for making the final voting decision based on its review of the agenda, analysis and recommendations from outside proxy voting services, the Gallatin Proxy Committee members' knowledge of the exchange traded fund, closed-end fund, open-end fund, or other company, and any other information readily available. For each shareholder meeting, the Proxy Administrator must obtain voting instructions from the Gallatin Proxy Committee prior to submitting the vote to Gallatin's voting agent.

        As a matter of policy, the members of the Gallatin Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of Gallatin's clients. In cases where the voting recommendation differs from the policy guidelines and the recommendation of the outside proxy voting service, the Gallatin Proxy Committee will review the recommendation to assure that there are no known conflicts of interest that influenced the voting decision.


CONFLICTS OF INTEREST

        The Gallatin Proxy Committee may occasionally be subject to conflicts of interest in voting proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Gallatin's affiliate, A.G. Edwards & Sons, Inc., may provide custody, investment management, brokerage, investment banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Additionally, key personnel of A.G. Edwards & Sons, Inc. may have business or personal relationships with other proponents of proxy proposals, corporate directors or candidates for directorships.

        In those instances where the Gallatin Proxy Committee wishes to deviate from the recommendation of its selected third party proxy voting service, it will conduct further due diligence and vote the proxies in what it believes to be the best interest of its clients. In such instances where the recommendation of a third party provider of proxy services is not followed, the Gallatin Proxy Committee will take reasonable steps to identify possible conflicts of interest that could affect its voting independence. These steps shall include the following:

IDENTIFYING CONFLICTS FROM BUSINESS RELATIONSHIPS

o Determine whether any companies involved in the proxy or their top officers as identified in their Annual Report with the SEC hold brokerage or advisory accounts with A.G. Edwards & Sons, Inc.;

o Determine whether any of the companies involved in the proxy conduct investment banking business with A.G. Edwards & Sons, Inc.;

o Determine if any of the companies involved in the proxy are a large supplier of goods or services with A.G. Edwards & Sons, Inc.

IDENTIFYING CONFLICTS FROM PERSONAL OR FAMILY RELATIONSHIPS WITH KEY AGE
OFFICERS

        In order to identify conflicts that may arise from personal or family relationships with key A.G. Edwards & Sons, Inc. personnel, the Proxy Administrator shall deliver to each key person a memorandum requesting that the key person give notice if they have any of the following relationships that could create a conflict:

o Is the key person or any close relative of the key person (spouse, sibling, parent, child, or any other relative who resides with the key person) an executive, director, or a candidate to be a director of any company involved in the proxy or otherwise a participant in the proxy?

o Does the key person have a known personal or business relationship with anyone in one of these categories?

o Is the key person presently aware of any conflict of interest that may arise between any company or person involved in the proxy and A.G. Edwards & Sons, Inc. or one of its clients?

o Has the key person been contacted by any party (internally within A.G. Edwards & Sons, Inc. or externally) seeking to influence A.G. Edwards & Sons' voting of proxies?

        Key Persons shall include Division Directors of A.G. Edwards & Sons, Inc., key officers of Gallatin (as identified in Form ADV), the Gallatin Specialty Finance Fund Investment Committee and the Gallatin Proxy Committee, and the Proxy Administrator.

        Should any conflicts from business relationships be identified or if any Key Person answers any of the above questions in the affirmative, the Key Person shall notify the Proxy Administrator of the possible conflict. Where such possible conflicts are identified, the matter will be referred to the Gallatin Proxy Committee. After review, if the Gallatin Proxy Committee perceives the conflict as material, the Gallatin Proxy Committee will either defer to the voting recommendation of its independent third party provider of proxy services or send the proxy directly to the relevant advisory clients for a voting decision.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

        One of the primary factors the Gallatin Specialty Finance Fund Investment Committee considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of company's management on any issue is a factor that it considers in determining how proxies should be voted. However, the Gallatin Proxy Committee does not consider recommendations from a company's management to be determinative of its ultimate decision.

GENERAL PROXY VOTING GUIDELINES

        The Gallatin Proxy Committee has adopted general guidelines for voting proxies as summarized below. A third party proxy voting service may be utilized to vote proxies for the Gallatin Proxy Committee on routine matters in accordance with these established guidelines. These guidelines are reviewed periodically by the Gallatin Proxy Committee and are subject to change.

        Although these guidelines are to be generally followed, the Gallatin Proxy Committee reserves the right to deviate from them in rare instances where individual circumstances may dictate to serve the best interest of its clients.

THE GALLATIN PROXY COMMITTEE PROXY VOTING POLICIES AND PRINCIPLES

        The Gallatin Proxy Committee's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. The following guidelines reflect what the Gallatin Proxy Committee believes to be good corporate governance and behavior:

GALLATIN PROXY VOTING ADMINISTRATION AND PROCEDURES

        The Gallatin Proxy Committee is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Gallatin, the Sub-Adviser, understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Sub-Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Sub-Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Gallatin Proxy Committee may refrain from processing that vote. Additionally, the Gallatin Proxy Committee may not be given enough time to process the vote. For example, the Gallatin Proxy Committee, through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Sub-Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Sub-Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Sub-Adviser ultimately may decide not to vote those shares. Sub-Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets.

        The following describes the standard procedures that are to be followed with respect to carrying out Sub-Adviser's proxy policy:

                1. All proxy materials received will be received into a database to maintain tracking and control over such materials. ISS serves as the proxy voting record keeper for the Sub-Adviser.

                2. The Proxy Administrator will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy Administrator, or delegate, will then forward this information to the appropriate research analyst or Chief Investment Officer for review.

                3. In determining how to vote, Sub-Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services. In cases where the analysts' recommendation differs from Gallatin's policy guidelines and ISS recommendation, the Gallatin Proxy Committee will review the recommendation and the analysts will attest that no conflict of interest exists.

                4. The Proxy Administrator is responsible for maintaining the documentation that supports Sub-Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Administrator may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

                5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Gallatin Proxy Committee may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

                6. The Proxy Administrator will attempt to submit Sub-Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Administrator will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

                7. The Proxy Administrator is responsible for sending a copy of the third party vendor's proxy voting ballot report for each client that has requested a record of votes cast. Written client requests for information will be documented in the Sub-Adviser's database. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Administrator sends one copy to the client, retains a copy of the request in the client's file.

                8. The Gallatin Proxy Committee is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Gallatin Proxy Committee may use an outside service such as ISS to support this function. All records will be retained for at least six years, the first two of which will be on-site. In addition, the Gallatin Proxy Committee is responsible for ensuring that the proxy voting policies, procedures and records of the Sub-Adviser are available as required by law.

                                   APPENDIX C
     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND


                                    STATEMENT
               ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                    OF SERIES __ AUCTION PREFERRED SHARES AND
                       SERIES __ AUCTION PREFERRED SHARES

                             [TO COME BY AMENDMENT]

    FIRST TRUST /GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND


                      SERIES ____ AUCTION PREFERRED SHARES


                      SERIES ____ AUCTION PREFERRED SHARES


                       STATEMENT OF ADDITIONAL INFORMATION


                                                              , 2007

                        PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1. Financial Statements:

             (i) Statement of Assets and Liabilities as of April 23, 2007 (audited);

             (ii) Statement of Assets and Liabilities as of _______________, 2007 (unaudited);

             (iii) Statement of Operations for the period from April 23, 2007 (commencement of operations) to _______________, 2007 (unaudited);

             (iv) Statement of Changes in Net Assets for the period from April 23, 2007 (commencement of operations) to _______________, 2007 (unaudited); and

             (v) Portfolio of Investments as of _______________, 2007
        (unaudited);

Statements, schedules and historical information other than listed above have been omitted since they are either not applicable or not required, or the required information is shown in the financial statements or notes thereto.

2. Exhibits:

             a.1. Declaration of Trust dated March 20, 2007. Filed on March 21, 2007 as Exhibit a. to Registrant's Registration
        Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             a.2. Form of Statement Establishing and Fixing Rights and Preferences of Series __ Auction Preferred Shares and Series __ Auction Preferred Shares. Filed as Appendix C to the Statement of Additional Information herein.*

             b.     Amended By-Laws of Fund.*

             c.     None.

             d.1. Form of specimen certificate for the Preferred Shares of the Registrant.*

             d.2.   Form of Moody's Rating Guidelines and Fitch Rating
        Guidelines.

             e. Terms and Conditions of the Dividend Reinvestment Plan. Filed May 24, 2007 as Exhibit e. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and are incorporated herein by reference.

             f.     None.

             g.1. Form of Investment Management Agreement between Registrant and First Trust Advisors L.P. Filed May 24, 2007 as Exhibit g.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and is incorporated herein by reference.

             g.2. Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Gallatin Asset Management, Inc. Filed May 24, 2007 as Exhibit g.2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and is incorporated herein by reference.

             h.1.   Form of Underwriting Agreement.*

             h.2. Form of Auction Agency Agreement with respect to Registrant's Preferred Shares.*

             h.3. Form of Broker-Dealer Agreement with respect to Registrant's Preferred Shares.*

             i.     None.

             j. Form of Custodian Services Agreement between Registrant and PFPC Trust Company. Filed May 24, 2007 as Exhibit j. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and is incorporated herein by reference.

             k.1. Form of Transfer Agency Services Agreement between Registrant and PFPC Inc. Filed May 24, 2007 as Exhibit k.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             k.2. Form of Administration and Accounting Services Agreement. Filed May 24, 2007 as Exhibit k.2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             k.3.   Form of DTC Letter of Representations.

             l.1.   Opinion and consent of Chapman and Cutler LLP.*

             l.2.   Opinion and consent of Bingham McCutchen LLP.*

             m.     None.

             n.     Consent of Independent Registered Public Accounting Firm.*

             o.     None.

             p. Subscription Agreement between Registrant and First Trust Advisors L.P. Filed May 24, 2007 as Exhibit p. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             q.     None.

             r.1. Code of Ethics of Registrant. Filed May 24, 2007 as Exhibit r.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             r.2. Code of Ethics of First Trust Portfolios L.P. Filed May 24, 2007 as Exhibit r.2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             r.3. Code of Ethics of First Trust Advisors L.P. Filed May 24, 2007 as Exhibit r.3 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             r.4. Code of Ethics of Gallatin Asset Management, Inc. Filed May 24, 2007 as Exhibit r.4 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-141457) and incorporated herein by reference.

             s.  Powers of Attorney.

        * To be filed by amendment.


Item 26: Marketing Arrangements

         See Exhibit (h.1) of Item 25(2) of this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

------------------------------------------------------------ ------------------
Securities and Exchange Commission Fees                      $__________*
------------------------------------------------------------ ------------------
National Association of Securities Dealers, Inc. Fees        $__________*
------------------------------------------------------------ ------------------
Printing and Engraving Expenses                              $__________*
------------------------------------------------------------ ------------------
Legal Fees                                                   $__________*
------------------------------------------------------------ ------------------
Rating Agency Fees                                           $__________*
------------------------------------------------------------ ------------------
Accounting Expenses                                          $__________*
------------------------------------------------------------ ------------------
Miscellaneous Expenses                                       $__________*
------------------------------------------------------------ ------------------
Total Offering Expenses                                      $__________*
------------------------------------------------------------ ------------------
* To be filed by amendment.


Item 28: Persons Controlled by or under Common Control with Registrant

         Not applicable.


Item 29: Number of Holders of Securities

         At July ___, 2007

------------------------------------------------ ------------------------------
Title of Class                                   Number of Record Holders
------------------------------------------------ ------------------------------
Common Shares, $0.01 par value                   ___
------------------------------------------------ ------------------------------
Preferred Shares, par value, $0.01 per share     0
------------------------------------------------ ------------------------------

Item 30: Indemnification

         Section 9.5 of the Registrant's Declaration of Trust provides as follows:

         INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

         To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section __ of the Underwriting Agreement provides as follows:




Item 31: Business and Other Connections of Investment Advisers

         (a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as adviser or sub-adviser to 25 mutual funds, 32 exchange-traded funds and 13 other closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios" or "FTP"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

Information as to Other Business, Profession, Vocation or Employment During Past Two Years of the Officers and Directors of First Trust Advisors is as follows:

NAME AND POSITION WITH FIRST TRUST ADVISORS                  EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Managing Director/President                  Managing Director/President, FTP; Chairman of the Board
                                                             of Directors, BondWave LLC and Stonebridge Advisors LLC

Ronald D. McAlister, Managing Director                       Managing Director, FTP

Mark R. Bradley, Chief Financial Officer and Managing        Chief Financial Officer and Managing Director, FTP; Chief
Director                                                     Financial Officer, BondWave LLC and Stonebridge Advisors LLC

Robert F. Carey, Chief Investment Officer and Senior         Senior Vice President, FTP
Vice President

W. Scott Jardine, General Counsel                            General Counsel, FTP; Secretary of BondWave LLC
                                                             and Stonebridge Advisors LLC

Kristi A. Maher, Deputy General Counsel                      Deputy General Counsel, FTP

Michelle Quintos, Assistant General Counsel                  Assistant General Counsel, FTP; Associate, Jones Day,
                                                             2002 to December 2005

John Vasko, Assistant General Counsel                        Senior Counsel, Michaels and May, October 2006 to May
                                                             2007; Assistant General Counsel, ARAMARK Corporation

Pamela Wirt, Assistant General Counsel                       Of Counsel, Vedder, Price, Kaufman and Kammholz, P.C.,
                                                             February 2006 to January 2007; Independent Contractor
                                                             Attorney SBA Network Services, Inc.

R. Scott Hall, Managing Director                             Managing Director, FTP

                                      - 6 -


NAME AND POSITION WITH FIRST TRUST ADVISORS                  EMPLOYMENT DURING PAST TWO YEARS

Andrew S. Roggensack, Managing Director                      Managing Director, FTP

Elizabeth H. Bull, Senior Vice President                     Senior Vice President, FTP

Christopher L. Dixon, Senior Vice President                  Senior Vice President, FTP

Jane Doyle, Senior Vice President                            Senior Vice President, FTP

James M. Dykas, Senior Vice President                        Senior Vice President, FTP since January 2005; Executive
                                                             Director, Van Kampen Asset Management and Morgan Stanley
                                                             Investment Management, 1999 to January 2005

Jon C. Erickson, Senior Vice President                       Senior Vice President, FTP

Kenneth N. Hass, Senior Vice President                       Senior Vice President, FTP

Jason T. Henry, Senior Vice President                        Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President                   Senior Vice President, FTP

David G. McGarel, Senior Vice President                      Senior Vice President, FTP

Mitchell Mohr, Senior Vice President                         Senior Vice President, FTP

Joseph McDermott, Chief Compliance Officer and Senior        Senior Vice President, FTP since April 2006; CCO Driehaus
Vice President                                               Capital Management LLC, Driehaus Securities LLC and
                                                             Driehaus Mutual Funds, January 2004 to April 2006

Robert M. Porcellino, Senior Vice President                  Senior Vice President, FTP

Alan M. Rooney, Senior Vice President                        Senior Vice President, FTP

Roger F. Testin, Senior Vice President                       Senior Vice President, FTP

James P. Koeneman, Vice President                            Vice President, FTP

Ronda L. Saeli, Vice President                               Vice President, FTP

Kirk Sims, Vice President                                    Vice President, FTP

Walter E. Stubbings, Jr., Vice President                     Vice President, FTP

Richard S. Swiatek, Vice President                           Vice President, FTP

Stan Ueland, Vice President                                  Vice President, FTP since August 2005; Vice President
                                                             BondWave LLC, May 2004 to August 2005

Michael Zinsky, Vice President                               Vice President, FTP since April 2005; Senior Tax Manager,
                                                             Blackman Kallick, September 2004 through April 2005

                                     - 7 -


NAME AND POSITION WITH FIRST TRUST ADVISORS                  EMPLOYMENT DURING PAST TWO YEARS

Brad Bradley, Assistant Vice President                       Assistant Vice President, FTP

Kelley A. Christensen, Assistant Vice President              Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President                   Assistant Vice President, FTP

Kristen Johanneson, Assistant Vice President                 Assistant Vice President, FTP

Lynae Peays, Assistant Vice President                        Assistant Vice President, FTP

Omar Sepulveda, Assistant Vice President                     Assistant Vice President, FTP

John H. Sherren, Assistant Vice President                    Assistant Vice President, FTP

Michael S. Stange, Assistant Vice President                  Assistant Vice President, FTP

         (b) Sub-Adviser. Gallatin Asset Management, Inc. serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Gallatin Asset Management, Inc. (File No. 801-64561) filed with the Commission, all of which are incorporated herein by reference.


Item 32: Location of Accounts and Records

         First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


Item 33: Management Services

         Not applicable.


Item 34: Undertakings

          1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          2. Not applicable.

                                     - 8 -


          3. Not applicable.

          4. Not applicable.

          5. The Registrant undertakes that:

                   (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                   (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 13th day of June, 2007.

                                     FIRST TRUST/GALLATIN SPECIALTY FINANCE
                                        AND FINANCIAL OPPORTUNITIES FUND

                                     By: /s/ James A. Bowen
                                         ---------------------------------
                                         James A. Bowen, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

------------------------ ------------------------------------  -----------------
Signature                Title                                 Date
------------------------ ------------------------------------  -----------------
/s/ James A. Bowen       President, Chairman of the Board      June 13, 2007
---------------------    and Trustee (Principal Executive
James A. Bowen           Officer)
------------------------ ----------------------------------   -----------------
/s/ Mark R. Bradley      Chief Financial Officer and           June 13, 2007
---------------------    Treasurer (Principal Financial
Mark R. Bradley          and Accounting Officer)
----------------------   -------------------------------- ----------------------
Richard E. Erickson (1)  Trustee                       )
----------------------   ------------------------------ By: /s/ W. Scott Jardine
Thomas R. Kadlec (1)     Trustee                       )    --------------------
----------------------   ------------------------------      W. Scott Jardine
Robert F. Keith (1)      Trustee                       )     Attorney-In-Fact
----------------------   ------------------------------      June 13, 2007
Niel B. Nielson (1)      Trustee                       )
----------------------   ------------------------------- -----------------------


* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Amendment No. 4 is filed, were previously executed and are filed as an exhibit hereto.

                            INDEX TO EXHIBITS



d.2. Form of Moody's Rating Guidelines and Fitch Rating Guidelines.

k.3. Form of DTC Letter of Representations.

s.   Powers of Attorney